Listing Report:Supplement No. 36 dated Sep 07, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 340840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$585.74

Auction yield range:	7.89% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1992	Debt/Income ratio:	16%
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 8	Length of status:	4y 4m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$210	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	psztnrw	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment 820+ credit score
Purpose of loan:
I will use the loan to buy (or partially buy) a rental property.? I have been renting homes for about 10 years.? I have the skills to rehab and the skills to know where to buy to turn positive cash flow from my investment.? I moved a few years back and was downsizing (selling) my properties.? Now with the opportunities available in my region of the country I want to invest more into rental property.? I currently have 5 houses plus my residence.? Two of the homes are paid in full.?

My financial situation:
I generate positive cash flow from my rentals.? I will only buy a property where I will turn an immediate positive cash flow.? That is, with the loan, I will only use it to buy a property that will cover the payments.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 356576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.52%	Starting monthly payment:	$201.45

Auction yield range:	16.79% - 25.00%	Estimated loss impact:	19.74%
Lender servicing fee:	1.00%	Estimated return:	5.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-2003	Debt/Income ratio:	13%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,606	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	JOELIFE	Borrower's state:	California	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	580-599 (Dec-2007) 520-539 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Making one payment instead of six
Looking to pay off several small bills. This would benefit my family by lowering the number of payments I have. As you can see in my profile I have only improved my credit and payed prosper on time everytime. Thank you to all the people that lend you are what makes prosper rock!!!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 368046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1991	Debt/Income ratio:	11%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	16 / 17	Length of status:	6y 10m
Amount delinquent:	$1,975	Total credit lines:	39	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,942
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	byrdy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because I have 0 delinquencies on my bills,?and I will consolidate all my credit cards leaving me with just one payment to you.? I am a honest person and will not default.?

Monthly net income: $? Combined total family income is @ 85,000 annually.

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 411814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$164.05

Auction yield range:	3.79% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1977	Debt/Income ratio:	22%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	18	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$35,564
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	No
Screen name:	income-orchid	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to?
Literally, to put a roof over our head! Our home is in need of a new roof. We can put it off no longer as, unfortunately, when it rains, the water is dripping right through to the upstairs bathroom and one bedroom.
My financial situation:
I am a good candidate for this loan because? my wife and I are both hard-working, honest people who just need a way to spread the cost of a needed home improvement over time so that we can pay for it. We just don?t have $5,000 sitting in a savings account. After working for the U. S. Postal Service for 39 years, I retired in 2006. I am now working part-time as a sexton (janitor) for a church here in our community. Prior to that, I worked for two years for the First Transit Bus Company as a bus driver. My wife was a paralegal for 25 years. Due to medical problems, she retired and taught herself to become a scopist and proofreader for court reporters. She now is successfully self-employed doing this, which is all handled over the computer from our home.We certainly can demonstrate to you an ability to pay this loan back. Even though we have had some costly and serious personal and medical problems in our 35 years together, we have always paid our debts and taken pride in doing so. We believe in sticking with things, including each other, and any other commitments that we make. We have always stood with family and friends to find a way through every situation, of whatever nature, and have strived to be a blessing to our family and friends in whatever way that we could.? At this time, in this situation, it appears that we may need a total stranger to be a blessing to us and that is what we are praying will occur. It is our ferverent hope that we, in turn, can someday be a blessing to someone else.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415746
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.79% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-2002	Debt/Income ratio:	18%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,415	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	wealth-runner437	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? Consolidate debt I am looking to consolidate my debt and lower my payments. I am seeking to have one payment with one lender.? Please consider my request. Thank You.
My financial situation:
I am a good candidate for this loan because? I am a full time Seargent with my Police Dept. and my salary along with my net rental income of $1,800/month will be sufficient to cover payments of any monies borrowed. I have never been late with a payment to a creditor and I have never filed bankruptcy. I can also provide additional collateral if required. All of my income is verifiable.

Monthly net income: $ 7,383.00

Monthly expenses: $
??Housing: $ 1749
??Insurance: $ included in mortgage
??Car expenses: $ 0
??Utilities: $ 350
??Phone, cable, internet: $ 225
??Food, entertainment: $ 350
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	16.79% - 19.00%	Estimated loss impact:	25.06%
Lender servicing fee:	1.00%	Estimated return:	-6.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1995	Debt/Income ratio:	27%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	59	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$2,235	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	lawhen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 93% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	2 ( 7% )	680-699 (Feb-2008)
Principal balance:	$888.71	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Car Repairs
Purpose of loan:
This loan will be used to? repair my car

My financial situation:
I am a good candidate for this loan because? I am an hard working honest person

Monthly net income: $? 38800

Monthly expenses: $
??Housing: $?
??Insurance: $? 200
??Car expenses: $ 200
??Utilities: $ 250
??Phone, cable, internet: $?150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2001	Debt/Income ratio:	30%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,726	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	exchange-spruce6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing
Purpose of loan:
This loan will be used toward the purchase of an investment property.

My financial situation:
I am a good candidate for this loan because I am serious about paying back what I owe as soon as possible, I am serious about my investments and I know that I can pay back the money that I am asking for. ????

Monthly net income: $ 2000

Monthly expenses: $ 400
??Housing: $ 150
??Insurance: $ 0
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 24.92%	Starting monthly payment:	$379.32

Auction yield range:	10.79% - 20.50%	Estimated loss impact:	11.29%
Lender servicing fee:	1.00%	Estimated return:	9.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1999	Debt/Income ratio:	28%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,652	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	impartial-value6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate My Debt
Purpose of loan:
I would use this loan to make one monthly payment instead of multiple payments. I would like to stop paying multiple cards and just have one payment to make every month.

My financial situation:
I am a good candidate for this loan because?I pay all my bills ontime and never miss a payment.?

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 135
??Car expenses: $ 460
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	10.89%	Starting borrower rate/APR:	11.89% / 15.12%	Starting monthly payment:	$63.01

Auction yield range:	10.89% - 10.89%	Estimated loss impact:	10.03%
Lender servicing fee:	1.00%	Estimated return:	0.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2007	Debt/Income ratio:	15%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,637	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	howie20656	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	3 ( 12% )	600-619 (Jun-2008)
Principal balance:	$745.83	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Making a down payment on a new car.
Purpose of loan:
This loan will be used to make a down payment on a new car

My financial situation:
I am a good candidate for this loan because I am very financially depended person, and I have good job on a Naval Base where I do IT work.

Monthly net income: $ 3, 078

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 200
??Car expenses: $?
??Utilities: $ 100
??Phone, cable, internet: $ 46
??Food, entertainment: $? 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 472066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1999	Debt/Income ratio:	7%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	4	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	pleasant-principal6	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
repair household lights,etc
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2,850.00

Monthly expenses: $
??Housing: $ 1050.00
??Insurance: $ 140.00
??Car expenses: $ 60.00
??Utilities: $ 290.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $?175.00
??Clothing, household expenses $?00
??Credit cards and other loans: $
??Other expenses: $ 25.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,653.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$119.04

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1989	Debt/Income ratio:	19%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,902	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	bold-affluence-blanket	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt and Other Expenses
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time.
Monthly net income: $ 2,164.46

Monthly expenses: $ 1,207
??Housing: $
??Insurance: $ 131
??Car expenses: $
??Utilities: $ 65
??Phone, cable, internet: $ 173
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 588
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$163.22

Auction yield range:	3.79% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-2007	Debt/Income ratio:	3%
Credit score:	740-759 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$124	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	deal-tonic	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Dec-2009)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Liquidity for Unforeseen Expenses
Purpose of loan:
This loan will be used to ensure that I have the available emergency funds for any unforeseen expenses around the end of the year.? I have had a few recent car & household repairs that have drained my reserve fund.

My financial situation:
I am a good candidate for this loan because I currently have no debt, am fully employed and make over $71,000 per year not including bonus.? My monthly expense run between $1600-1800. The expenses include rent, utilities and groceries. I am a consultant and project manager for Bank of America Merrill Lynch (They do not offer personal loans), where I am working on the integration of the two companies. The loan will be used to ensure that I have the necessary liquidity during the coming months to deal with any unforeseen expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$513.67

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2001	Debt/Income ratio:	8%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	6	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	diplomatic-point1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expense
Purpose of loan:
This loan will be used for my wedding

My financial situation:
I am a good candidate for this loan because I have stable career with little or no debts. I can therefore repay this loan under the terms proposed by or before the term limits.

Monthly net income: $ 85,000????????

Monthly expenses: $ 1200
??Housing: $
??Insurance: $?100??
? Car expenses: $ 200?
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$199.04

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1988	Debt/Income ratio:	20%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 2	Length of status:	7y 0m
Amount delinquent:	$562	Total credit lines:	11	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,827	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	105%
		Homeownership:	Yes
Screen name:	hannmack	Borrower's state:	Georgia	Borrower's group:	Professional Capital
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 91% )	660-679 (Latest)
Principal borrowed:	$7,600.00	< 31 days late:	5 ( 9% )	660-679 (Jul-2010) 600-619 (Jul-2008) 600-619 (Jun-2008) 660-679 (Dec-2006)
Principal balance:	$1,004.10	31+ days late:	0 ( 0% )
Total payments billed:	56
Description
PROVEN PROSPER BORROWER- new loan
Purpose of loan:??This loan will be used to further consolidate our debt and?pay for repairs?our home.? As indicated above, our credit score has continued to improve and has risen 60 points since our last loan.? We recently bought a home (too recently to borrow against the equity) but as our luck goes, we had to replace the furnace already.? We want to pay off that repair and consolidate the remaining debt we have into one payment.??The one account showing as deliquent is a result of having to pay the $3000 for the new?furnace and some car repairs that could not wait.? We?want to stay current on all our bills and get rid of the?portion of the repairs that we had to finance as well as clearing up the deliquent account.?

My financial situation:?? Our financial situation continues to improve.? My husband has been at his job as a Quality Assurance Manager for 8 years and recently started working from home (a huge savings on gas) ?and I am returning to teaching part time since my youngest will be in preschool three days a week.? We own both our cars, so there is no monthly car payments to be made.? ?

Monthly net income: $ 4000 from both mine and my husband's income.

Monthly expenses: $ 3700
??Housing: $ 1450?mortgage payment
??Insurance: $ 100
??Car expenses: $ 100 (my husband works from home most days, so we have almost no expense here)
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 700
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 300?
? Misc expenses (kids's sports, music lessons, school activities) :? $250?(this is an expense that can be adjusted when needed)

The new loan would run?us around $180?per month which would still leave a cushion.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$492.15

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1996	Debt/Income ratio:	12%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,112	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	Yes
Screen name:	czar3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Excellent Business Opportunity
Purpose of loan:
Help fund a wonderful business opportunity that will be successful immediately?

My financial situation:
I am a good candidate for this loan because I pay my debt obligations faithfully.? I will easily be able to make this payment so the lending risk will be minimal.? With overtime pay, I am taking home well over $6000 per month and my job security is excellent. My monthly bills are reasonably low as such:
Mortgage $1151.00Utilities??? $350.00Auto Insurance $105Gasoline??$100Credit Cards $300Food and Clothing $400As can be seen here, I can easily make the monthly payment to Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1985	Debt/Income ratio:	29%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 7m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$851	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	105%
		Homeownership:	Yes
Screen name:	established-liberty869	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest loan
Purpose of loan:
This loan will be used to? pay off a high interst loan

My financial situation:
I am a good candidate for this loan because? I have a steady income,this loan will help to lower my debt,I am not behind on any payments

Monthly net income: $2500.00 (with my wifes another 1500.00)

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 150
??Car expenses: $ 75
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment:?200?
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	6	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	16y 0m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,435	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	thewindowtinter	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 97% )	620-639 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	1 ( 3% )	640-659 (Apr-2010) 660-679 (Feb-2008) 660-679 (Jan-2008) 660-679 (Dec-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Working capital for business
THANKS TO ALL THE BIDDERS ON MY PREVIOUS LISTING!?

I am lowering the borrowing amount to increase the chance of funding this time around.

I have paid all past loans in full with good payment records, and am current on all loans outstanding.

Your investment will be paid in full with interest!

Thanks again for considering my loan offer.? I am a returning Prosper borrower.? I paid off my last loan 2 months early.? I am very happy with the way that Prosper helped my business in the last 3 years.? I am in the process of paying down business credit cards that I had obtained in 2008-2009, and prefer the fixed payments of a Prosper loan over varying interest rates & fees etc.?

Purpose of loan:

This loan is for funding the expansion of my car audio & window tinting business to include making custom decals & vehicle lettering.? I have already purchased a Roland Sp-300v large format printer, and have started producing decals & such on it.? I have also started a website to produce NFL decals that I custom make in-house.? Our websites are as follows: Performanceautotint.com, Performanceautosoundweb.com & Minizees.com.? Specifically, the cash inflow would be used to provide additional media, additional printheads, & software for the decal/sticker side of our business.

My financial situation:
I am? moving into my 16th year of operation at Performance Autosound.? Business has been improving all year and sales are up 35% over 2009.? 2008-2009 were very challenging years, but 2010 show good signs of growth & potential.? Personally, I have been able to maintain all debts current, and do have some cash reserves tucked away.?

By cutting expenses over the last 3 years I have managed to maintain profitability with the business even in this economy.? Compared to other inventory financing, Prosper is the most cost effective in todays business environment.

I personally guarantee that this loan will be repaid in full, at a high priority.

I have already been able to generate significant new revenue with the addition of the decal/sticker machine.? In 1 month of operation I have taken in over $1000 in sales without significant marketing yet.? Decals are incredibly high profit too.

Thanks again for your consideration,
Bob

check out our NFL decals at? www.minizees.com

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$328.10

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1993	Debt/Income ratio:	16%
Credit score:	800-819 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 6	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,056	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	basis-collider	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replacing the roof on our house
Purpose of loan:
This loan will be used to replace the roof on our house.

My financial situation:
I am a good candidate for this loan because I have a great credit score and have always been punctual when paying bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$140.23

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-2009	Debt/Income ratio:	Not calculated
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$149	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	Knowledge_Is_Power	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	600-619 (Jul-2010) 640-659 (Jun-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
School money - Young, but not a HR
Purpose of loan:
This loan will be used to further fund my college education. If you have any questions, please ask.

My financial situation:
I am a good candidate for this loan because I have a steady job and I make (and save) more than enough money to make the minimum payment for this loan. I am assuming Prosper rates me as a high risk because I have a decent number of inquiries for credit in the last 6 months, but I also have NEVER had any late payments on anything, which I think matters more when it comes to showing that you will pay someone back. Also, as you can see from my Prosper credit history, my credit score has gone up since last month due to making payments on time. Once again if you have any questions, let me know. Thank you.

Monthly net income: $ 950

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 45
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$294.03

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1980	Debt/Income ratio:	21%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	25y 6m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	Jimmymsg	Borrower's state:	Oregon	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 93% )	680-699 (Latest)
Principal borrowed:	$18,000.00	< 31 days late:	4 ( 7% )	680-699 (Aug-2010) 680-699 (May-2010) 660-679 (Aug-2008) 680-699 (Feb-2007)
Principal balance:	$4,377.65	31+ days late:	0 ( 0% )
Total payments billed:	60
Description
Medical needs with rest
Purpose of loan:
My wife has had several minor strokes. We have some rehabilitain? scheduled for her.We also ?would like to spend Christmas with our son and his family in Hawaii. We haven?t seen much of them since they moved over there. My wife?s health is slowly declining. I will not be able to retire for another 5 years. We really need to take this trip before her health declines any further.
I am a retired Master Sergeant with 27 years of service. I know the meaning of responsibility. When I say I will do something, I follow through and finish it. I believe I am a good risk. If you have any questions please ask. I will get back to you right away.

Thank you.?
Monthly net income: $ 4800

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 46
??Car expenses: $ 60
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 429
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$492.15

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1980	Debt/Income ratio:	10%
Credit score:	820-839 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	10y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	genuine-income4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hoping to Make Old New Again
Purpose of loan:
I recently purchased a beatiful historic home, free and clear, and plan to live here until I die. The home is in great shape as far as all the major issues are concerned, i.e. plumbing, roofing, foundation, etc It seems however, that whomever lived here before myself did the best they could cosmetically with limited funds. It has always been a dream of mine to restore an old home and that is what I would like to do. Certain items have been removed, (like doors that once existed on built in book cases), and certain items have been added, (like faux "popcorn" texture walls) and I want to correct that. This home has so much potential to be truely amazing and with the help of this loan I know I can get her there. Thank you for helping make a dream come true!

My financial situation:
I am a good candidate for this loan because I have never faulted on any loan. My income is more than rnough to cover the payments and my current debt is none I have paid off everything I owed to prepare to retire one day soon, and as such my bills are strictly utilities and food, which are minimal. I have never had a bankrupcy or forclosure or anything of the sort. I take my financial responsibilities very seriously and would never take out a loan, especially from hard working people like you and myself, and not pay it back.
Thanks again for all your help, anyone for tea at the new house!! :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$347.39

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1996	Debt/Income ratio:	18%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,544	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	peace-flower7	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Debt and Back to School
Purpose of loan:?
The purpose of this loan is to pay off credit card debt incurred in the process of getting married, and to financially allow myself to immediately go back to school and achieve a web developer's certificate.

I am not accustomed to being in debt. Debt is not a lifestyle choice for me. I have recently incurred debt due to the fact that I am newly married. We paid for our wedding on our own, and although I managed to work two jobs for an entire year, and my then fiancee worked several hours of overtime to pay for this expense, we still managed to accumulate some? wedding debt.

I am truly a hard worker and my history proves that I am willing to do whatever it takes to honor my financial obligations.

Although, in time, I am fully capable of paying down my debt without help. I feel that I do not have the luxury of time to do so, as I also feel an immediate need to improve my professional skills so that I can continue to advance in my field. I was also recently passed over for a promotion within my company, and I believe that I was passed over because of my lack of coding and back end web development skills.

Along with paying off my wedding credit card debt, I would also like to go back to school in the evenings and weekends to achieve a web developers certificate, and to continue to hone my skills as a professional web designer,? in order to secure that my job trajectory stays on the upward path.

Presently I feel like I am trapped between a rock and a hard place. At the current interest rate my credit cards are charging me it will take a longer time than I am comfortable with to pay off my credit card debt in order to save up to go back to school.? ?

I have always lived debt free before the financial burden of getting married, and I plan to live debt free very soon again. Should I be chosen as a successful candidate for a loan, I also plan to "pay it forward" to someone. Once I am debt free,? I plan on helping someone else out on Prosper.com who has had a similar situation/desire as mine. It is the right thing to do.

My financial situation:
I am a good candidate for this loan because I have an established stable employment record and I am reliable at paying my monthly obligations. I have a college education, and I also strive to continually improve myself so that I can achieve that next level in my career.? I am a hard worker and my need is sincere.

Monthly net income: $ 2700

Monthly expenses: $ 2295
Housing: $ 980
Insurance: $ 30
Car expenses: $ 0 (paid off)
Utilities: $ 250
Phone, cable, internet: $ 100
Food, entertainment: $ 200-250
Clothing, household expenses $100
Credit cards and other loans: $ 500
Gas: $ 85

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 16.25%	Starting monthly payment:	$252.70

Auction yield range:	10.89% - 12.00%	Estimated loss impact:	11.06%
Lender servicing fee:	1.00%	Estimated return:	0.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-1998	Debt/Income ratio:	16%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$59,583	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	generosity-dogwood	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to finally get ahead, where my wife and i can begin to maximize our savings and start the life we always dreamed of.

My financial situation:
I am a good candidate for this loan because i will payback this loan without any lates, interuptions, or miscalculations. Iam?ALWAYS?ahead with my scheduled?pmts. I have very good job security. And? I am a man of my word who will honor this loan accordingly. Please,?this loan could change our lives as we dreamt of it when we first got married.

Monthly net income: $ 3,300 for myself, total household net is 5,500.00

Monthly expenses: $
??Housing: $?1200 including?mortgage, taxes, and ins.
??Insurance: $
??Car expenses: $ 350
??Utilities: $ 125
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 7,500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 22.68%	Starting monthly payment:	$35.65

Auction yield range:	10.89% - 16.00%	Estimated loss impact:	10.17%
Lender servicing fee:	1.00%	Estimated return:	5.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1994	Debt/Income ratio:	24%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,119	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	No
Screen name:	cowboy2525	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	680-699 (Oct-2009) 680-699 (Aug-2009) 680-699 (Jul-2009) 660-679 (May-2009)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Pay off credit card
Purpose of loan:
This loan will be used to? Pay to finish paying off a high rate Chase credit card

My financial situation:
I am a good candidate for this loan because both my wife and i are stable in our jobs and steady income.? I work for the state of Oregon and she is a teacher.? And have had 2 previous loans and paid off and always on-time.

Monthly net income: $ 2300 ??????

Monthly expenses: $
??Housing: $ 0 paid?????
??Insurance: $ 150????
??Car expenses: $400
??Utilities: $ 45
??Phone, cable, internet: $60?
??Food, entertainment: $ 200????????
??Clothing, household expenses $150
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$450.65

Auction yield range:	10.89% - 14.00%	Estimated loss impact:	11.11%
Lender servicing fee:	1.00%	Estimated return:	2.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1997	Debt/Income ratio:	19%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,758	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	contractasaurus-rex	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bidding Aideu to Debt
Purpose of loan:
I'm seeking a loan to replace my Wells Fargo credit card at a lower interest rate.? Two years ago, due to a move for work, I sold my house in a short sale and came into debt through this.? In the meantime, I've paid off the short sale amount of $12,000 as well as $8,000 of credit card debt, and my goal is to pay off the remaining $13,000 in two more years or less.?

I am a good candidate for this loan because I have a great, steady job as a college professor and I've set up my life to be minimalist and budget-conscious.? I walk or bike to work, cook at home for most every meal, have an old car with no car payment, and live in a very affordable apartment.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 15
??Car expenses: $ 100
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $ 600
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 26.83%	Starting monthly payment:	$45.83

Auction yield range:	16.89% - 21.00%	Estimated loss impact:	25.19%
Lender servicing fee:	1.00%	Estimated return:	-4.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	4y 0m
Amount delinquent:	$63	Total credit lines:	14	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,740	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	HBFutures	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 78% )	680-699 (Latest)
Principal borrowed:	$2,300.00	< 31 days late:	7 ( 22% )	640-659 (Dec-2007) 620-639 (Sep-2007)
Principal balance:	$107.63	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Debt Consolidation!
Purpose of loan:
Consolidation until I can sell?my used car.?

My financial situation:
I am a good candidate for this loan because I remain current in all bills since my "bump" when I was unemployed/self-employed but not making much.

Monthly net income: $ 4,000 +/-

Monthly expenses: $
??Housing: $ 595
??Insurance: $ 147
??Car expenses: $ 240?
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans:? (this?will be the only one for me) $55
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.43%	Starting monthly payment:	$572.86

Auction yield range:	10.79% - 21.00%	Estimated loss impact:	11.31%
Lender servicing fee:	1.00%	Estimated return:	9.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1996	Debt/Income ratio:	62%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 19	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,183	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	innocent-principal1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to?Pay off revolving debt

I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$69.33

Auction yield range:	7.89% - 14.00%	Estimated loss impact:	9.01%
Lender servicing fee:	1.00%	Estimated return:	4.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	17 / 16	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,367	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	ferocious-coin3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for a surgery
Purpose of loan:
This loan will be used to? pay for a much needed surgery

My financial situation: ok
I am a good candidate for this loan because? I will pay it back

Monthly net income: $ 300

Monthly expenses: $ 150
??Housing: $ 0
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $20
??Clothing, household expenses $15
??Credit cards and other loans: $15
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2005	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,843	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	dollar-baby	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovations for Restaurant
Purpose of loan:
This loan will be used to?help make renovations?of an existing restaurant that has been in business for 19 years.? The restaurant is a 150-seat Vietnamese restaurant.

My financial situation:
I am a good candidate for this loan because I have a goood credit rating and pa all my bills on time for the past 5 years and never made a late payment.? I do not have a lot of expenses so making payments would not be a problem.

Monthly net income: $ 3500

Monthly expenses: $ 2000
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 300
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.35%	Starting borrower rate/APR:	8.35% / 8.69%	Starting monthly payment:	$472.47

Auction yield range:	2.79% - 7.35%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1990	Debt/Income ratio:	13%
Credit score:	820-839 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,097	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	Lucky-Fella	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement Ring / Wedding Expenses
Purpose of loan:
This loan will be used to buy an engagement ring for my beautiful (and patient)?girlfriend of 6 years and pay for other wedding expenses.?

My financial situation:
I am a good candidate for this loan because I have excellent credit and make more than enough money to service the?debt.

Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$314.52

Auction yield range:	2.79% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Nov-1995	Debt/Income ratio:	14%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,241	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	the-stylish-trade	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my credit debt and have one easy payment instead of multiple ones. I am getting divorced and need to pay my half of the debt. I have been making payments on this amount this will just make it a lot easier for me to keep track.?This is a safe loan.

My financial situation:
I am a good candidate for this loan because I pay my debts and have good credit. I have a steady reliable job as a teacher?and?will make more money as the years go on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1990	Debt/Income ratio:	30%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	15 / 13	Length of status:	3y 6m
Amount delinquent:	$84	Total credit lines:	45	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,405	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	contract-cologne	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Consumer Debt Bit Time!
Purpose of loan:
This loan will be used to get me totally caught up on all of my payments as some of my recent expenditures have increased (i.e.,?tripled insurance monthly premium due to teenage son with 2 points on his driving record), which?has thrown me off course a bit.??While I could manage with my usual creative financing and some negotiating with my creditors, I would much rather focus my time on building my family relationships?and living a modest but happy life?while working my 68-hour week.

My financial situation:
I am a good candidate for this loan because, though many of my acquaintances at work (mostly single people) have declared bankruptcy and are taking Valium, I am doing everything in my power to keep my family above water and do so honorably and I consider myself a happy person.? I have the support of my family and two great jobs.? I am a Christian who does not believe is defaulting on my commitments to anyone, though I have compassion for those who are struggling and may not seem to have another option than bankruptcy or something similar due to a catastrophic life event.? I have a very positive outlook and have managed to pay off almost $40k in debt since the end of 2006.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 2562.76
??Insurance: $ 220
??Car expenses: $ 409
??Utilities: $?200
??Phone, cable, internet: $ 250
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	5	Employment status:	Self-employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	10y 1m
Amount delinquent:	$746	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,781	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	impressive-platinum611	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital
Purpose of loan:
This loan will be used to?as working capital for a new sport bar/restaurant near 3 universities

My financial situation:
I am a good candidate for this loan because?i have a strong financial future and i plan to build my credit and become a lender

Monthly net income: $

Monthly expenses: $
??Housing: $1,500.00
??Insurance: $100.00
??Car expenses: $500.00
??Utilities: $100.00
??Phone, cable, internet: $100.00
??Food, entertainment: $100.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $200.00
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	600-619 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 12	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,188	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	socal100	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	620-639 (Jul-2009) 640-659 (Apr-2008)
Principal balance:	$246.49	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Bridge Loan
Purpose of loan:
This loan will be used to? cover my expenses until tax season.

My financial situation:
I am a good candidate for this loan because? I have continued to pay on all accounts owed. I can cover my mortgage, credit cards, personal loans and even a prosper loan.

Monthly net income: $2500

Monthly expenses: $
??Housing: $339
??Insurance: $ 150
??Car expenses: $ 160
??Utilities: $130
??Phone, cable, internet: $180
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1200
??Other expenses: $

This simple format does not adequately explain my situation. During tax season I work 14 hour days 7 days a week. The MONEY will come in during that time. The above numbers are only "averages". My intention is to pay back this loan as tax season progresses along with other debt I have.

My credit score reflects the PAST not the FUTURE. Each year I have added clients this year should be no different.

I just need a little nudge to get to January!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.46%	Starting monthly payment:	$61.64

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1999	Debt/Income ratio:	10%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	9 / 9	Length of status:	4y 1m
Amount delinquent:	$1,074	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,636	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	economy-monster7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to pay bills and debts until my wife gets a job. Currently, I am the only income provider in the family.

My financial situation:
I am a good candidate for this loan because I have good credit. Due to my wife being laid off I have gotten behind on my own bills.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 690
??Insurance: $ 65
??Car expenses: $ 150
??Utilities: $ 125
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jun-1995	Debt/Income ratio:	14%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,279	Stated income:	$100,000+
Delinquencies in last 7y:	1	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	economy-accomplishment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit debt
Purpose of loan:
This loan will be used to pay down/off my credit card debt.

My financial situation:
I am a good candidate for this loan because? I'm actively trying to pay down all of my debt and save. I've had few issues in the past with a missed payment date due to inconsistent work, but I've had a staff job at a major corporation in New York City for the last 3 and a half years. My goal is make the best of my 120,000 salary over the next two years to pay down all my debt. This loan will drastically reduce my credit debt and make it easier to pay off due to my credit card company's recent switch to a very high rate. I hope you'll consider me a good candidate for you loan.

Monthly net income: $5100

Monthly expenses: $2200
??Housing: $400
??Insurance: $0
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $200
??Food, entertainment: $200
??Clothing, household expenses $
??Credit cards and other loans: $800
??Other expenses: $400 (student loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$358.95

Auction yield range:	10.79% - 33.35%	Estimated loss impact:	11.65%
Lender servicing fee:	1.00%	Estimated return:	21.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1999	Debt/Income ratio:	22%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 12	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,673	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	Handcuffed	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Paying off Divorce Expenses
Purpose of loan:
This loan will be used to help me get ahead for roughly 6 months of alimony.? I recently went through a divorce and was ordered to pay $1300 a month in spousal support as well as $1200 on a mortgage.? As of August 1, 2011 I will not have to pay any of these, which will free up $2500 a month to pay back the loan I am requesting.? I have steady employment and make very good money.? This will simply allow me to save money for a few months to pay off my spousal support.? I cannot dispute my D rating as there was a lot of credit card debt racked up, however I have never been late on a payment and do not live outside of my means now that I am single.

My financial situation:
I am a good candidate for this loan because I have steady full time employment as a law enforcement officer and despite what my credit rating is due to divorce, as of August 1, 2011 I will not have the financial burden bestowed upon me by the court.? This will mean $2500 a month can be used to pay back the loan.? I realize I need a high interest rate due to damaged credit, but even the minimum monthly payment now will be over $900 less then is being deducted from my check for spousal support.? This will all be saved to pay the full amount of alimony.? In August of 2011 I will focus the extra cash flow to paying off this loan (if approved) as well as paying down the credit card debt.? We had no children in the marriage so I do not have that expense.? Please see my budget below.

Monthly net income: $ Between $5000-6500 depending on overtime.

Monthly expenses: $
??Housing: $ 1200?(this is for the mortgage that I have to pay until July 31, 2011)???????????
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 250
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 910
??Other expenses: $ 1300 alimony and $450 rent (this is for my place I had to get after the divorce)

My monthly expenses total pretty close to my net income.? If I can get a couple of months that I can pay in advance I will be in a much better situation.? Please don't let my Prosper Rating be the sole decision maker.? I will not lie, a bank has denied me this loan.? However, I have a budget set up to get me through the month of April, and then I only have three months left of alimony and a mortgage to pay.? I know I am a higher risk, but my net income is high and if you look at my credit report, although there is a lot of debt I have never been late on a payment so I know how to budget. Thanks for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474520
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	May-2007	Debt/Income ratio:	11%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,470	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	hdmanager21	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Need Money For A Reliable Car
Purpose of loan:
?I am in DIRE need of a reliable daily driver. I currently am going to college for an Accounting Degree?and also working fulltime. I pay for all my books/schooling etc. I do A LOT of driving between school and work. The vehicle I currently have keeps breaking down and gets terrible gas mileage and I do not have the money to keep fixing it. If I am funded for this loan I plan on purchasing a Honda Civic or Toyota Corolla. I really want to be successful in my life but?I cannot with?my car?continuing to break down and causing me to be late to school and work.?Thank you all for taking the time to read this. Please help.
My financial situation:
I am a good candidate for this loan because?
I have never missed any payments for anything?and I make more than enough money to pay this loan off in time.?I work hard at everything I do and I continue to?succeed in my career. I believe that I am a very good investment.

Monthly net income: $? 1900.00

Monthly expenses: $
??Housing: $ 200.00
??Insurance: $80.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 40
??Food, entertainment: $ 120
??Clothing, household expenses $ 0
??Credit cards and other loans: $?110
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2003	Debt/Income ratio:	37%
Credit score:	620-639 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,773	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	bheng	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	65 ( 100% )	620-639 (Latest)
Principal borrowed:	$10,500.00	< 31 days late:	0 ( 0% )	600-619 (Feb-2008) 600-619 (Aug-2007)
Principal balance:	$1,164.22	31+ days late:	0 ( 0% )
Total payments billed:	65
Description
Buy a car from a private seller
Purpose of loan:
This loan will be used to?to buy a car from a private seller. I need a bigger car to accomodate lugging my now 11 months old baby boy. If you check my history I've been extremely good in paying on time my loan. My credit score speaks for it. My BK was a result of previous divorce. Your considering my listing will be greatly appreciated.

My financial situation:
I am a good candidate for this loan because?
Stable Job
Monthly net income: $
2,000-2,200
Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $
??Utilities: $?
??Phone, cable, internet: $ 100.00?
??Food, entertainment: $ 500.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1990	Debt/Income ratio:	75%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	4y 8m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$47,485	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	blue-responsible-payment	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial Rev - Up !
Purpose of loan:
This loan will be used to help pay off debts and therefore raise my credit rating, FICO score and ease monthly financial stress. The less debts I have the faster I can pay off my prosper.com investors and make you rich so that we can engage in future investment ventures which will prove mutually beneficial.

My financial situation:
I am a good candidate for this loan because I have 4.5 years of stable employment and at the same address for 7.5 years while in the area for 12 years? plus i'm a dog lover and I act/think GREEN.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 868
??Insurance: $ 450
??Car expenses: $300
??Utilities: $ 200
??Phone, cable, internet: $250
??Food, entertainment: $ 23.67
??Clothing, household expenses $ 37
??Credit cards and other loans: $ 363.43
??Other expenses: $ 163.72
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	22.50%	Starting borrower rate/APR:	23.50% / 26.97%	Starting monthly payment:	$226.03

Auction yield range:	10.79% - 22.50%	Estimated loss impact:	11.35%
Lender servicing fee:	1.00%	Estimated return:	11.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1994	Debt/Income ratio:	24%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,720	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	40%
		Homeownership:	Yes
Screen name:	scrappy-gain7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Becoming Debt-free
Purpose of loan:
This loan will be used to pay off?existing credit cards with high interest rates. I will concentrate on solely paying of this loan in less than 36 mos.

My financial situation:
I am a good candidate for this loan because I have a?steady job and income?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1997	Debt/Income ratio:	54%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	16 / 13	Length of status:	4y 9m
Amount delinquent:	$50	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,252	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	market-cedar	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
disbled at 43 want to buy walk aide
Purpose of loan: I want to purchase a device to help me walk. insurance won't cover it
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
my spouse pays?all other expenses and I will have no problem paying back loan.
Monthly net income: $ 1138

Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $230
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1974	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	14 / 13	Length of status:	34y 7m
Amount delinquent:	$193	Total credit lines:	36	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$109,209	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	auction-kin	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
short term working capital
Purpose of loan:
This loan will be used to? Fund inventory purchases for the short term

My financial situation:
I am a good candidate for this loan because? I have been in business for 34 years. I have weathered good times and bad and need some working capital. I had a net worth of 1.2M 2 years ago, but due to real estate values, it is now about $900,000. STill plenty of assets, just a little slow on cash flow right now.

Monthly net income: 5000. est

Monthly expenses: $
??Housing: $ 2550.????
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2005	Debt/Income ratio:	44%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,344	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	capital-wildcat3	Borrower's state:	Montana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Reduction
This loan will be used to completely pay off my two credit cards. I owe $5600.00 on one card and my minimum payment on that card is $144.00 a month. I am being charged over $100.00 a month just on interest on this one card. On the other card I owe just under $400.00.

I have had my job for almost six years now and I have good job security. The company that I work for is still currently opening more locations and hiring more people. My monthly income is over $1000.00 per month.

My monthly expenses include my car payment of $210.00, the insurance for it is $152.00. I pay $100.00 for my rent and $40.00 for the internet. My credit cards that I am trying to get this loan for I pay $164.00 for both per month. I have cell phone that I pay $30.00 a month on. I pay less then $60.00 for gas for the month. Whatever I have left after the bills goes for the necessities or towards the credit cards. I put 10% of my paycheck into my job sponsered 401K. I have enough in my 401k to pay off my debt but I am not eligible to withdraw the money because I still work for the company.

I am a good candidate for a loan because I do have a reliable job that I have been with for a while. I also am very responsible about paying my bills every month on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	28.50% / 32.07%	Starting monthly payment:	$416.34

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1999	Debt/Income ratio:	26%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,860	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	interest-ranch	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
To start Belboy Building Products. I specialize in pvc millwork, pvc and composite railling and decking, siding, windows, custom kitchen cabinets. Quality products that will last unlike your average "lumber yard" who prey on home owners who don't know any better.
My financial situation:
I am a good candidate for this loan because I have great experience in this field.?

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $200?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1987	Debt/Income ratio:	18%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	29y 8m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,807	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	deal-comforter6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up Coffee Business @ Airport
Purpose of loan:
This loan will be used to? I have all required equipment needed to equip a speciality coffee shop. Shop will be located on site at the Tallahasse, Florida Airport which has 500,000?departures?per year. Shop will be located past security and there are no other shops that offer speciality coffee. Need $2000.00 to hire Plumbers and Electricians to install drain lines and outlets for all equipment and assist with permitting costs. Last known coffee shop in 2008 at this site grossed $10000 per month.

My financial situation:
I am a good candidate for this loan because? Have a very stable employment?with over 29 years in State Government the last 22 as a Supervisor.?Have a few marks against my record due to a divorce 5 Years ago.??????

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 200
??Car expenses: $400
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$424.46

Auction yield range:	5.79% - 18.50%	Estimated loss impact:	6.27%
Lender servicing fee:	1.00%	Estimated return:	12.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1998	Debt/Income ratio:	21%
Credit score:	820-839 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	10y 8m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$447	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	Yes
Screen name:	rlsurb	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Landscaping and Florida Room
Purpose of loan:
This loan will be used to fix?up our boring?yard. We have a pool but nothing around it. We will fix the yard up and add a florida room. ?

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and make enough to cover this loan.

Monthly net income: $ 4400?
(my wife's income is 4200)

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 115
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 0
??Other expenses: $ 300 misc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$72.30

Auction yield range:	16.79% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,172	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	first-dinero-concerto	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for christmas
Purpose of loan:
This loan will be used to?buy inventory for a new line of products We carry Brands Only?
My financial situation:
Our sales?are ?getting better and this?September ?I"ll make the last $500 Dls I"ve been paying for 10 Months since December 2009 (Total $5,000 as a ?Key Money for the store) I just need this loan for merchandise and be ready for the Christmas Season.
Monthly net income: $
7,000
Monthly expenses: $
??Housing: $709?
??Insurance: $82?
??Car expenses: $
??Utilities: $80
??Phone, cable, internet: $48
??Food, entertainment: $400
??Clothing, household expenses $ 100
??Credit cards and other loans: $190?
??Other expenses: $1700 Store Rent ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474602
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 32.59%	Starting monthly payment:	$146.67

Auction yield range:	10.79% - 28.00%	Estimated loss impact:	11.50%
Lender servicing fee:	1.00%	Estimated return:	16.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2001	Debt/Income ratio:	10%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,221	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	82%
		Homeownership:	Yes
Screen name:	integrity-enlistment	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my debt!!
Purpose of loan:
This loan will be used to pay off my credit card debt and consolidate it into one payment.

My financial situation:
I am a good candidate for this loan because I was recently promoted and received a pay increase.? Also, part of the reason my score is low is because of my debt to income ratio, which includes students loans I co-signed for my sister so that she could finish college.?I have no delinquencies and hope that people look at me as a good investment.? I appreciate the consideration.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 160
??Car expenses: $
??Utilities: $?150
??Phone, cable, internet: $ 50
??Food, entertainment: $?100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1997	Debt/Income ratio:	32%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Amount delinquent:	$258	Total credit lines:	31	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$307	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	55	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	TotallyRepayable	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Needs Me
Purpose of loan:
To move my aunt to my home state as she has become ill and family wants her to be near.????

My financial situation:
644 Credit score, right on the verge of a 660 in which I could get approved at a lot of institutions.?The amount of credit lines are all, except one, student loans that are deferred and will continue to be as long as I'm in school in which I will be for the next two years.? Once these are consolidated,?these lines will?be no longer.? The delinquencies within the last 7 years are because I've stopped and then resumed school which has made those loans not deferred.? I'm currently the holder of a Bachelors Degree in Business Admin have just started a great career after being in telecommunications, with the same company for over three years.? My debt to income ratio is high because I have one revolving, low limit card with a minimum payment of $15.00.? I can repay this loan no problem as I have plenty of disposable income right now to do so and still live comfortably.? Please help me out.

Monthly net income: $ 2500 before commissions

Monthly expenses: $
??Housing: $ 800.00????
??Insurance: $ 50.00
??Car expenses: $ 100.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00????
??Credit cards and other loans: $?30.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$97.93

Auction yield range:	3.79% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2001	Debt/Income ratio:	12%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	0y 1m
Amount delinquent:	$5,785	Total credit lines:	9	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,152	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	daman994	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 93% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	2 ( 7% )	700-719 (Feb-2008)
Principal balance:	$0.17	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Rebuilding Credit
Purpose of loan:
This loan will be used to pay down some credit cards in order to improve my credit score, as well as add an additional installment loan to my credit history as a strengthening factor.

My financial situation:
I am a good candidate for this loan because I have a consistent source of income, and most importantly I will be using the loan primarily to improve my credit rating.?I am well aware of the implications of good credit these days, so I am doing what is necessary to make it better. This will be my second load received on Prosper (The other has been successfully paid off)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474614
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2000	Debt/Income ratio:	37%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	11y 2m
Amount delinquent:	$0	Total credit lines:	51	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,438
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	sweat56	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cash call
Purpose of loan:
This loan will be used to? pay off cashcall paying?
148percent interest to cash call monthly payment to cash call 289.00 for 42 months
My financial situation:
I am a good candidate for this loan because? disable veteran @100%
income for life? an socialsecuitly.total income from va and social security net income 4,500 monthly save me from cash call

Monthly net income: $

Monthly expenses: $
??Housing: $ 895
??Insurance: $ 300
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 115
??Food, entertainment: $ 200
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 1000
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1996	Debt/Income ratio:	21%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 7	Length of status:	4y 4m
Amount delinquent:	$229	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,622	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	exponential-value1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating...pmts.not a problem!
Purpose of loan:
This loan will be used to consolidate 3 small credit cards so that we can begin to finally have a savings account since serving 11 years in the armed forces. We really need to begin an emergency fund and paying off these cards will give us the small amount of money each month to set aside in our savings

My financial situation:
I am a good candidate for this loan because I can afford the monthly payment and have shown in the past two years that I have become more responsible in making all my payment on time.

Monthly net income: $ 4100.00

Monthly expenses: $
??Housing: $ 840.00
??Insurance: $ 150.00
??Car expenses: $ 640.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 1500.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2000	Debt/Income ratio:	52%
Credit score:	620-639 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	2y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$8,086	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	finance-acrobat	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Oct-2008) 620-639 (Aug-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
creditcards
Purpose of loan:
To consolidate all my credit card balances into one easy payment. My goal is to be completely debt free within 2 years.

My financial situation:
I am a good candidate for this loan because I have always taken full responsibility for what I owe. I am honest, trustworthy, hardworking and reliable. Two prosper loans for smaller amounts have helped me out tremendously in the past. One was to pay off an American Express bill after relocating and the other for one of those silly extortionate pay day loans. Both were fully paid off.

My one public record is for a tax bill from my divorce in 2005. The tax owed that year was the responsibility of my ex-husband as per our divorce agreement. After years with no contact, I was surprised with this bad mark on my credit report. I promptly paid the balance due, but cannot remove the mark from my credit since the return had been filed jointly. Another life lesson learned.

Monthly net income: $1350 (after tax, med insurance and 401k)

Monthly expenses : $1000
(Living with fiance, therefore my expenses are vastly reduced.)
My share of Housing: $ 200
Auto Insurance: $ 70
Car loan: $260
Food, entertainment: $ 150
Clothing, Petrol, household expenses $75
Credit cards: $ 500+ (I?ve not been using them, just pay whatever I can to reduce the balances and improve my credit score.)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1990	Debt/Income ratio:	29%
Credit score:	740-759 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,711	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	radio8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt.
Purpose of loan:
This loan will be used to consolidate debt generated by a long divorce. Just trying to consolidate everything in one place to be able to pay down quickly and efficiently.

My financial situation:
I am a good candidate for this loan because I have a solid, stable income from a fantastic employer.

Monthly net income: $ $5000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 90
??Car expenses: $ 650
??Utilities: $ 150
??Phone, cable, internet: $ 250
??Food, entertainment: $300
??Clothing, household expenses $150
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.79%	Starting borrower rate/APR:	17.79% / 21.14%	Starting monthly payment:	$252.33

Auction yield range:	16.79% - 16.79%	Estimated loss impact:	24.92%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1982	Debt/Income ratio:	66%
Credit score:	740-759 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 18	Length of status:	21y 3m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,338	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	Yes
Screen name:	lively-deal8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?payoff 2 sears credit cards currently at 24.99?%?????

My financial situation:
I am a good candidate for this loan because?
I am a UPS Driver with job security - combined annual income with my spouse is aprox. $120,000.? Just getting 2nd child through college and working on paying off alot of credit card debt accumulated over the years of raising three children.? I make all payments on time, just trying to consolidate little by little and work towards retirement.
Monthly net income: $ 4,000 est.

Monthly expenses: $
??Housing: $ 1790.00
??Insurance: $ 200.00
??Car expenses: $ 660.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$301.18

Auction yield range:	10.79% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jul-1997	Debt/Income ratio:	21%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	21y 11m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,946	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	Shark1056	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2009) 660-679 (Aug-2009) 520-539 (Aug-2008) 600-619 (Jul-2008)
Principal balance:	$2,726.97	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
College bills and used car
Purpose of loan:
This loan will be used to? Help both of my children with college expenses and to buy my daughter a used car to go back and forth to college.? Both of my children are college athletes and need the financial assistance of my wife and I.? Tuition costs and expenses that need paid during the college year.? A loan from my peers on Prosper would help out tremendously.

My financial situation:
I am a good candidate for this loan because? I have a smaller loan with Prosper that I have not missed a payment on and I have it directly taken out of my checking account.? I will pay back my loan in less then 3 years and I will make extra payments.? I work extremely hard and work overtime whenever it is available.? I plan on using my overtime pay to make extra payments.? I would rather pay peers on Prosper the interest rates over the banking industry.?Thanks for considering my family as your investment.

Monthly net income: $ 6250

Monthly expenses: $ 3200
??Housing: $ 1250
??Insurance: $ 300
??Car expenses: $ 150
??Utilities: $ 250
??Phone, cable, internet: $ 175
??Food, entertainment: $ 625
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	4.25%	Starting borrower rate/APR:	5.25% / 5.59%	Starting monthly payment:	$752.08

Auction yield range:	2.79% - 4.25%	Estimated loss impact:	1.54%
Lender servicing fee:	1.00%	Estimated return:	2.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1994	Debt/Income ratio:	5%
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	10y 10m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,808	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	jhallfema	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting own business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	32.49%	Starting borrower rate/APR:	33.49% / 37.18%	Starting monthly payment:	$244.12

Auction yield range:	10.79% - 32.49%	Estimated loss impact:	11.63%
Lender servicing fee:	1.00%	Estimated return:	20.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-1995	Debt/Income ratio:	5%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 7	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,341	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	top-phenomenal-loan	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used to?Replace my roof.?

My financial situation:
I am a good candidate for this loan because?I am solid, 20 years as a sales manager at Nissan? Dealerships.?? 10 years at my current address and I am buying th home.? I view borrowing as a serious commitment.? My debt ratio is great and my scores.?Most of all I pay my debts and pay on time.?Thank You.?

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1350.00
??Insurance: $ 150.00
??Car expenses: $ 00.00
??Utilities: $ 250.00
??Phone, cable, internet: $100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 275.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$95.53

Auction yield range:	5.79% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2000	Debt/Income ratio:	26%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,404	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	33%
		Homeownership:	No
Screen name:	first-gallant-fund	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards!
Purpose of loan:This loan will be used to? pay off high-interest credit card debt.My financial situation:I am a good candidate for this loan because? I always pay my bills on time.Monthly net income: $ 3320Monthly expenses: $ ??Housing: $ 470??Insurance: $ 10??Car expenses: $0 - car is paid off!???Utilities: $ 57.50??Phone, cable, internet: $ 66??Food, entertainment: $ 150??Clothing, household expenses $ 50??Credit cards and other loans: $ 300??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474646
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1994	Debt/Income ratio:	17%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	7 / 8	Length of status:	11y 4m
Amount delinquent:	$7,140	Total credit lines:	49	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,949	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	a-payout-beast	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate smaller loans
Purpose of loan:
This loan will be used to?consolidate smaller loans

My financial situation:
I am a good candidate for this loan because? I'm ?just going through a hard time right now, I am usually current with my bills.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.79% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1994	Debt/Income ratio:	42%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	18 / 16	Length of status:	3y 1m
Amount delinquent:	$17	Total credit lines:	53	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,989	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	market-ambrosia	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate higher rate credit cards

My financial situation:
I am a good candidate for this loan because I? am paying my loans on time and able to continue to do so. I am just trying to pay my debts faster.

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $ 1069
??Insurance: $ 95
??Car expenses: $ 529
??Utilities: $ 270
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 25000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474664
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$143.83

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1990	Debt/Income ratio:	13%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	1/ 3	Revolving credit balance:	$1,509	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	76%
		Homeownership:	Yes
Screen name:	dollar-jalapeno7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidaion
Purpose of loan:
This loan will be used to?

My financial situation:
..

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 26.46%	Starting monthly payment:	$85.16

Auction yield range:	13.79% - 22.00%	Estimated loss impact:	15.19%
Lender servicing fee:	1.00%	Estimated return:	6.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1999	Debt/Income ratio:	18%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 1	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,014	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	3WoodenWives	Borrower's state:	Ohio	Borrower's group:	AA-C Rated Borrowers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	680-699 (Jul-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Help me get up and out!
I?m looking to consolidate what little debt I have and put the rest toward upcoming medical expenses.? With those burdens out the way, I will be able to focus my disposable income mainly on my upcoming educational goal (I plan on starting Toledo University as an Environmental Studies major early next year).? With my last prosper loan, I made every payment on time, and in general I keep my expenses to a minimum, so I foresee no problem paying off this one.? My goal is to pay this one off sooner, rather than later - I'm shooting for under 12 months.? This is my third time posting this loan - this money is really going to help me out, and I would appreciate any help toward getting to my goal.? Thank you.

Expenses:

$152/month for health insurance
$30/month for car insurance
Approx. $200-300/month for food
Approx. $20-30/ week for gas
I currently live at home and have no rental payments, nor do I have any cellphone, cable, or internet bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1998	Debt/Income ratio:	24%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	8	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	4y 2m
Amount delinquent:	$2,993	Total credit lines:	22	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,500	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	thrifty-finance3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP ARMY VET ELIMINATE DEBT
Purpose of loan:
This loan will be used to pay off the only delinquent account in my credit file, and re landscape our lawn to sell our house. It's in my wifes name and this would be the first house we are purchasing together.?We hope to achieve a lower interest rate than the current 4.8% we are being offered.

My financial situation:
I am a good candidate for this loan because my wife and I have been married for 4 years and make a combined income of 123K. Below I am putting our combined income and household bills to show what I mean. Since the mortgage is in her name, she asked that I put this in my name.

Monthly net income: $ 7100

Monthly expenses: $
??Housing: $1260
??Insurance: $ 0
??Car expenses: $ 315 includes insurance and cars
??Utilities: $300
??Phone, cable, internet: $79
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $69
??Other expenses: $600 daycare?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1988	Debt/Income ratio:	33%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	14 / 13	Length of status:	11y 4m
Amount delinquent:	$132	Total credit lines:	50	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,607	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	wise-payout-boomarang	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2009)
Principal balance:	$1,556.21	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Getting back on track
Purpose of loan:
Consolidate debt.
My financial situation:
I am a good candidate for this loan because I take pride in paying off my debt.? My husband and I incurred some intense medical bills;?but?my husband has been in remission for over a year and our income is solid,?I would like to consolidate the expenses we incurred and get my?credit to a great status.? The deliquent amount shown on the profile is medical bills, I have been paying a monthly amount but they preferred a little more each month; would love to pay them off.
Monthly net income: $? 6,938.00

Monthly expenses: $
??Housing: $ 934.00
??Insurance: $ 105.
??Car expenses: $ 350.
??Utilities: $ 195.
??Phone, cable, internet: $ 254.
??Food, entertainment: $ 400.
??Clothing, household expenses $ 400.
??Credit cards and other loans: $ 2750.
??Other expenses: $ 500.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Oct-1995	Debt/Income ratio:	38%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	12y 3m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$67,096	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	punctual-loyalty6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Installment Loans
Purpose of loan:
This loan will be used to pay off unsecured debt with Kay Jewelers & Citi Financial Retail.

My financial situation:
I am a good candidate for this loan because I understand the importance of maintaining good credit and will repay my obligation on time or before payoff is due.

Monthly net income: $ 10650.49

Monthly expenses: $
??Housing: $ 998.04
??Insurance: $ 91.01
??Car expenses: $ 1021.00
??Utilities: $ 250.00
??Phone, cable, internet: $?85.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 275.00
??Credit cards and other loans: $ 2619.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$269.21

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1996	Debt/Income ratio:	11%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	deal-orbit1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Rebuilding Credit
Purpose of loan:
I have decent credit scores but I don't have any open credit accounts. Unfortunately, this is a negative when creditors view my credit history. I just want to get a reasonably sized loan just to show that I can pay it back.

My financial situation:
I have a great finanical situation as I have no?other debts to compete with this prosper loan?

Monthly net income: $2500

Monthly expenses: $
??Housing: $ 325
??Insurance: $ 75?
??Car expenses:?Paid Off
??Utilities: $ 0
??Phone, cable, internet: $ 68?
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	30.90%	Starting borrower rate/APR:	31.90% / 35.55%	Starting monthly payment:	$152.25

Auction yield range:	16.79% - 30.90%	Estimated loss impact:	38.41%
Lender servicing fee:	1.00%	Estimated return:	-7.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1975	Debt/Income ratio:	103%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	30 / 28	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	96	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$87,124	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	ponchita	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	760-779 (Jul-2010) 780-799 (Jun-2010) 780-799 (May-2010) 780-799 (Mar-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Emergency Due To Death in Family
Purpose of loan:
I am resubmitting with a lesser amount.? Thanks so much to my coworkers
I received a check to help with the pending expenses so I have deducted that amount from my original request.?
I have just had an unexpected tragic death in my immediate family.?
My son has passed away and I need this loan to pay funeral expenses.
He was a young man and did not have life insurance so I am in need of this loan to take care of some of the expenses.? I am devistated by this tragedy and needing extra cash is just more devistation at this time.? I so much appreciate your help and understanding with my situation.

My financial situation:
This request really is an emergency.? I hope you can understand how pressing this request is.
I have an excellent credit history.? I have no late payments and a very good credit score.? I would not fault on this loan.? I realize my debt to income ratio is very high.? However being in a community property state the accounts my husband has shows me as a co-owner even though I do not pay these accounts and cannot use his income on my applications to support that debt.
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474710
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2000	Debt/Income ratio:	51%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	49	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,317	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	NC_Real-Estate	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My New Career
Purpose of loan:
This loan will be used to get my Real Estate career rolling.? The loan will be used to fund initial membership fees and marketing.? I already have my NC Real Estate License and am affiliated with a Brokerage.? I just need this little capital to get started with.

My financial situation:
I am a good candidate for this loan because I have good credit, always pay my bills on time and have never defaulted on a loan.? I have a steady full-time job, work freelance and will be working Real Estate.? This will be part-time for now and once i get a couple of transactions completed will move to a full time status.

Monthly net income: $ 1900

Monthly expenses: $ 1356
??Housing: $ 0
??Insurance: $ 96
??Car expenses: $ 250?
??Utilities: $ 0
??Phone, cable, internet: $ 160?
??Food, entertainment: $ 150
??Clothing, household expenses $ 100?
??Credit cards: $ 450
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1990	Debt/Income ratio:	25%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	15y 5m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,877	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	bright-peace5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
THOMAS D CARUSO LLC
Purpose of loan:
This loan will be used to buy and flip older homes?

My financial situation:
I am a good candidate for this loan because I pay my bills on time my credit score is over 700 the loan will be for a short time when the home is sold the loan will end.?

Monthly net income: $ 75000

Monthly expenses: $4100
??Housing: $ 2000
??Insurance: $ 200
?Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$257.59

Auction yield range:	5.79% - 11.50%	Estimated loss impact:	6.14%
Lender servicing fee:	1.00%	Estimated return:	5.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1996	Debt/Income ratio:	19%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$33,341	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	exit-strategy	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me get rid of BofA credit card
Purpose of loan:
This loan will be used to payoff a credit card.?The only other debt load on my "revolving" credit cards is a low interest transfer for a time-share my wife and I bought a few years ago.

My financial situation:
I am a good candidate for this loan because I have not been late and do not plan to start now!

Monthly net income: $ 6750

Monthly expenses: $ 5800
??Housing: $ 2060
??Car expenses: $ 890
??Credit card and?student loans: $?587

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474724
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.65%	Starting borrower rate/APR:	13.65% / 15.80%	Starting monthly payment:	$510.12

Auction yield range:	5.79% - 12.65%	Estimated loss impact:	5.16%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1993	Debt/Income ratio:	26%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,755	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	29%
		Homeownership:	No
Screen name:	GoalAceCredit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	740-759 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	21
Description
Need CC Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my high interest credit card debts and be debt free more efficiently.

My financial situation:
I am a good candidate for this loan because I have a good standing record of making payments on time. And I earn enough to make more than minimum on the loan payments. I currently pay higher amount each month to my credit card companies than what Prosper is quoting me as monthly payments.

Monthly net income: $3,770

Monthly expenses: $3,750
??Housing: $1,090
??Insurance: Around $200
??Car expenses: $500 ($340 for car payment + ~$160 for gas)
??Utilities: None
??Phone, cable, internet: Around $100.00
??Food, entertainment: Around $400
??Clothing, household expenses: Varies between $0 - $200
??Credit cards and other loans: Around $1,000
??Other expenses: CD $180; Academic loan $80

My credit balance has increased since last time mainly due to 3 major moves I had in the past 3 years. I can provide more information if desired.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474734
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1997	Debt/Income ratio:	10%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,996	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	empire364	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 39.57%	Starting monthly payment:	$53.84

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Aug-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,422	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	75%
		Homeownership:	No
Screen name:	ringleader77	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating expenses
Purpose of loan:
This loan will be used to consolidate my? two credit cards and help to build up my credit score.

My financial situation:
I am a good candidate for this loan because I believe that the Prosper has a lower rate than my cards, which would make it easy for me to pay back the?loan on a timely manner. I thank you for considering me for this loan.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1999	Debt/Income ratio:	32%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Skilled Labor
Public records last 12m / 10y:	1/ 1	Revolving credit balance:	$550	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	sparkling-asset7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BigUn's Biscuits needs financing
Purpose of loan:
To open a small town biscuit resturant. I am an experienced cook with a passion for country food and a dream to own a biscuit shop.
I am very active in my community and understand that there is a need for homemade biscuits. McDonalds and DQ are not cutting it in our town.
My financial situation:
My financal situation is very stabe. All my bills are paid and on time.

Monthly net income: $ 3100

Monthly expenses: $ 1570
??Housing: $300
??Insurance: $ 150
??Car expenses: $ 400
??Utilities: $ 60
??Phone, cable, internet: $ 60
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474758
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1996	Debt/Income ratio:	44%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	5 / 5	Length of status:	3y 3m
Amount delinquent:	$2,001	Total credit lines:	29	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$709	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	credit-pro218	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	560-579 (Sep-2008)
Principal balance:	$492.51	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? Pay off my credit cards that I ran up when my father died, and I had to help with expenses.

My financial situation:
I am a good candidate for this loan because? I am a realtor, but I now manage 51 rental properties that provide a steady income in addition to the income I make listing and selling homes.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0.0 we?live in a family owned home.
??Insurance: $?171.50? car insurance
??Car expenses: $ 375.00 for payment,?gas, and maintainence
??Utilities: $ 200.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00 -?this loan will replace this cost
??Other expenses: 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$123.28

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1995	Debt/Income ratio:	17%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$95	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	melodious-payment9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency-family
Purpose of loan:
This loan will be used to? Emergency - travel Family

My financial situation:
I am a good candidate for this loan because? Income potential will be increasing this year

Monthly net income: $ 6,250

Monthly expenses: $
??Housing: $ 3895
??Insurance: $ 200.00 (paid by spouse)
??Car expenses: $ 615 ( paid by spouse)
??Utilities: $ 200.00 (paid by spouse)
??Phone, cable, internet: $ 100.00 ( paid by spouse)
??Food, entertainment: $ 100.00 ( paid by spouse)
??Clothing, household expenses $ 50
??Credit cards and other loans: $?0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 34.63%	Starting monthly payment:	$322.51

Auction yield range:	13.79% - 30.00%	Estimated loss impact:	15.58%
Lender servicing fee:	1.00%	Estimated return:	14.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$37,428	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	Talldoc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	700-719 (Sep-2007)
Principal balance:	$0.19	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Reliable Dentist Transition Capital
Purpose of loan:? I?am a dentist with 30 years?of experience and a good chairside manner. I am in transition from contract work to private practice. I will use the capital for advertising, promotion and some operating expenses. Fixed expenses are minimized as I?have the use of the office space and equipment of another?practitioner.?Remaining variable expenses, including one assistant, are linked directly to income. I do not need to finance accounts receivable.

My financial situation:? My payment history is excellent, as it was with my previous Prosper loan. My living expenses are modest. My net income from a full schedule will be between $500 and $1,000 per workday. With these loan funds to promote patient flow?I will be able to fill the schedule fairly quickly.?

Monthly income:? $5,000 October through yearend, $10,000 to $20,000?thereafter

Monthly expenses: $ 3,510
??Housing: $ 1,100?
??Insurance: $ 250
??Car expenses: $ 100?
??Utilities: $ 100?
??Phone, cable, internet: $ 160?
??Food, entertainment: $ 600?
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 1000?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 456761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1996	Debt/Income ratio:	42%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$23,352	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	BritneyFLGirl	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A/C broke and need new unit
Purpose of loan:
This loan will be used to buy a new a/c unit.? We live in South Florida and it's hot without a/c!? And we just found out I'm pregnant.? We can't put it off anymore.

My financial situation:
I am a good candidate for this loan because? I am never late on my bills and am extremely responsible!? My credit history should hopefully speak for itself.? I have worked for a stable (and growing!) company for the last 3+ years and have gotten promoted twice.? My income is very steady!? My husband also has a steady job with a good income?and shares the bills with me.

Monthly net income: $ 2,900 (after taxes & health insurance)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 464175
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$354.94

Auction yield range:	3.89% - 9.00%	Estimated loss impact:	3.52%
Lender servicing fee:	1.00%	Estimated return:	5.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2000	Debt/Income ratio:	14%
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,329	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	repayment-carrier6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a couple credit cards

My financial situation:
I have very good credit. I've never been late on a credit card payment. I've been gainfully employed for going on 4 years. Always do excellently in performance reviews and have gotten regular annual raises. I payed off my car loan at the beginning of this year. I just want to consolidate 2 of my credit card balances that are 13% & 15% with a lower rate loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466653
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	16.79%	Starting borrower rate/APR:	17.79% / 21.14%	Starting monthly payment:	$270.35

Auction yield range:	16.79% - 16.79%	Estimated loss impact:	24.92%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-2000	Debt/Income ratio:	26%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	13 / 9	Length of status:	6y 5m
Amount delinquent:	$255	Total credit lines:	48	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,244	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	731labs	Borrower's state:	Maryland	Borrower's group:	Christian Opportunities
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for medical bill payments
Purpose of loan:
This loan will be used to pay off credit cards that were used to pay a bunch of medical bills that have occurred over the past few months, since May 28th 2010, when I decided to detox off of Morphine. I have had many hospitalizations, for both mental & physical issues resulting from the detox. I am finally starting to stabalize, but it has cost me a lot of money and I am struggling to keep my job.

My financial situation:
I am a good candidate for this loan because until this current medical issue, I have never been late on any of my Credit Cards, mortgage or bills. I am working on getting everything caught up by paying the minimums, then I can work on paying down the balances, hopefully with your help:-)

Monthly net income: $ 4,250.00

Monthly expenses: $?3,750
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 450
??Phone, cable, internet: $ 350
??Food, entertainment: $ 200
??Clothing, household expenses $ 250
??Credit cards and other loans: $ not sure currently
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 469147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,785	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	top-understanding-gold	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 470447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$156.69

Auction yield range:	3.79% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Feb-1998	Debt/Income ratio:	8%
Credit score:	740-759 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,155	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	25%
		Homeownership:	Yes
Screen name:	silver-breeze3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	740-759 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	700-719 (Aug-2009)
Principal balance:	$1,745.75	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Pay off last high rate credit card
Purpose of loan:
This loan will be used to? Pay off my last high interest credit card.? I would like to reduce the interest to speed up payoff.

My financial situation:
I am a good candidate for this loan because I have been steadily paying off my high interest debt for several years now.? I have an existing Prosper loan on which I have paid over half the principal back.? Both my vehicles are paid off.? I have recently changed jobs, gaining a raise, and have been a computer programmer for 9 years now and have skills that are in demand.

Monthly net income: 5000

Monthly expenses:
Rent : 500
??? The house I own is rented for an amount covering the mortgage and expenses.? It is too far from my job to live in.
Utilities: 125
Cell phone and cable: 225
Car insurance: 130
Groceries: 350
Prosper Note: 137
Credit Card debt:? 175
Clothing and misc: 200
Entertainment: 200

Total:? 2042

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 471413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.89%	Starting borrower rate/APR:	11.89% / 15.12%	Starting monthly payment:	$248.71

Auction yield range:	10.79% - 10.89%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1988	Debt/Income ratio:	37%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	11y 1m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$310	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	top-unabashed-capital	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car
Purpose of loan:
This loan will be used to? pay off my car

My financial situation:
I am a good candidate for this loan because?
? I pay on time and always pay off the loans ,very responsable.
Monthly net income: $ 2100

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 75
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 350
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$332	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	new-authentic-benjamins	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
home improvement fix kitchen
Purpose of loan:
This loan will be used to? putting a new citcheni

My financial situation:
I am a good candidate for this loan because? i have good income to pay back my loan

Monthly net income: $ 3200

Monthly expenses: $?760
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ includes by rent
??Phone, cable, internet: $ 60
??Food, entertainment: $?200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,875.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	6.12%	Starting borrower rate/APR:	7.12% / 9.90%	Starting monthly payment:	$58.00

Auction yield range:	5.89% - 6.12%	Estimated loss impact:	5.03%
Lender servicing fee:	1.00%	Estimated return:	1.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	6%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	TaxesForMuchLessInc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,100.00	< 31 days late:	0 ( 0% )	780-799 (Oct-2009) 680-699 (Aug-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Boring Listing
This is a boring listing.If you bid on this loan you are boring.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	15.75%	Starting borrower rate/APR:	16.75% / 20.08%	Starting monthly payment:	$266.46

Auction yield range:	10.89% - 15.75%	Estimated loss impact:	11.16%
Lender servicing fee:	1.00%	Estimated return:	4.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1974	Debt/Income ratio:	11%
Credit score:	700-719 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	17y 6m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,185	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	responsibility-mate	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DVDNow Wyoming
Purpose of loan:
This loan will be used to? Fund business operations in Casper, WY.? We will have exclusive rights ot city of 50,000 people with known business model and success

My financial situation:
I am a good candidate for this loan because?We have always paid our debts and we have the collateral in IRA savings ($40,000) to use to pay back if necessary.? Just to clarify we DO own our home and have?since 1998.? We have an active mortgage with zero late payments...I am not sure why it lists me as not being homeowner.? Thanks for reading this and for your support!?

Monthly net income: $6800

Monthly expenses: $
??Housing: $ 1164
??Insurance: $ 60
??Car expenses: $ 284
??Utilities: $?34
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 75
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473271
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$308.20

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2001	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,743	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	No
Screen name:	best-diversification-raker	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my business
Purpose of loan:
This loan will be used for my business. I'm an employee in?company in Brooklyn. I also have a restaurant in New Jersey. I use money from my credit card to open this restaurant. My husband takes care in the restaurant. Now, we want the dinning room has a modern looks to attract more customers.

My financial situation:
I am a good candidate for this loan because in this economics crisis, my husband and me still working hard preparing for our bigger family.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 473941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$136.71

Auction yield range:	5.79% - 13.00%	Estimated loss impact:	6.17%
Lender servicing fee:	1.00%	Estimated return:	6.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2003	Debt/Income ratio:	15%
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,200	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	methodical-velocity9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$534.22

Auction yield range:	10.89% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1995	Debt/Income ratio:	40%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	22y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,658	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	thoughtful-power2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
drowning,someone throw me a line
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because?i have been at my job for over 22 years. am very reliable?

Monthly net income: $ 1800.00

Monthly expenses: $
??Housing: $ 730
??Insurance: $ 70
??Car expenses: $ 60
??Utilities: $ 125.
??Phone, cable, internet: $ 60.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 30.
??Credit cards and other loans: $800.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$316.65

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1993	Debt/Income ratio:	14%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	23y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,169	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	majestic-loan1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
for the home improvement
Purpose of loan:
This loan will be used for home improvement. I am married, my husband works at IT company in silicon Valley. We have a joint account for household expenses. Only reason i needed this money is I had to buy this house myself, my husband was excluded from buying because he had a lower credit score. So I used up all my cash for buying the house with 20% down payment, no cash left for home improve we need. I was lucky to be able to buy this nice house with great price, the best interest rate (30yr fix) because of my excellent credit history. It was a short sale house, price was great, but inside needed a new make over.

My financial situation:
I am a good candidate for this loan because I never missed any loan or debt pay, even rent pay before. I always pays mortgages on time, and I and my husband has very stable jobs?

Monthly net income: $ I have net income of 4000 plus my husband's 3500 per month. total available income of 7500 per month.

Monthly expenses: $
??Housing: $ 1860
??Insurance: $ 250
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 250
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$298.20

Auction yield range:	16.79% - 24.00%	Estimated loss impact:	25.38%
Lender servicing fee:	1.00%	Estimated return:	-1.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1998	Debt/Income ratio:	43%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,295	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	103%
		Homeownership:	No
Screen name:	emphatic-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?
consolidate bills. I would really like to bring my debt to income down and improve my credit. Tired of being stretched to the max every month. Would truly appreciate your help. Please take a chance and help this family get some financial freedom. Many thanks ahead of time!
I am a good candidate for this loan because?
I'm reliable when it comes to paying my bills. My husband's income isn't included on the application but he will be helping to repay. His net income monthly is around $2000.00. Our bills always get paid no matter what. Combining some of these would make it much easier to pay monthly.
Monthly net income: $
1050
Monthly expenses: $
??Housing: $399?????
??Insurance: $ 150
??Car expenses: $ 150
??Utilities: $ 300
??Phone, cable, internet: $90?????
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 110
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1994	Debt/Income ratio:	33%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	8	Current / open credit lines:	6 / 6	Length of status:	7y 4m
Amount delinquent:	$1,333	Total credit lines:	47	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	jojob8	Borrower's state:	Arkansas	Borrower's group:	Worldpower Investments
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	27 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,600.00	< 31 days late:	0 ( 0% )	640-659 (Nov-2009) 600-619 (Sep-2009) 520-539 (Jun-2008) 520-539 (May-2008)
Principal balance:	$463.99	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Kaplan Course for the GMAT
Purpose of loan:
I am looking to improve my GMAT Score and take the Kaplan course to get this achieved.? Please help me qualify for graduate school.??????
My financial situation:
I am a good candidate for this loan because I have learned how to pay my bills and improve my credit score tremendously and I want to establish myself in a position to be the lender and not the borrower.??????
Monthly net income: $
$1600.00 - Mine
$1600.00 - Husband Total : $3200.00
Monthly expenses: $
??Housing: $ 678.00????????
??Insurance: $ 199.00????
??Car expenses: $ 369.87
??Utilities: $ 350.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $?214.46
??Total:? $ 2321.33
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$158.33

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1996	Debt/Income ratio:	55%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 13	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,239	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	affluence-goose	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Nov-2009) 640-659 (Jul-2009)
Principal balance:	$792.37	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
pay off high interest credit card
Purpose of loan:
This loan will be used to pay off my current Prosper loan (16%) and the rest on high-interest credit card (27%).? If I don't get a low enough rate then I will cancel this listing.

My financial situation:
I?m not sure why, but Prosper has dropped my rating from a ?C? to an ?HR?;They must?ve changed their rating system because my financial situation has only improved since my original loan;My debt has gone done? considerably and one of my debt commitments will be paid off in November, freeing up $90;My husband pays all of our monthly bills so my only debt obligations are my credit cards.

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 615 (drops down to $525 in November)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.89% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1999	Debt/Income ratio:	20%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,999	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	exchange-thriller	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to payoff credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stable job as a Software Engineer at a fortune 500 company. I recently received a promotion and I am expecting an annual raise next month. I own my car free and clear and have no debt besides my mortgage and credit cards(paying off with this loan). After paying my credit card payments and my other bills I have roughly $1100 of disposable income. My intentions are to move to a larger home but I do not want to do so until my debt is paid off. I currently have $34,000 in equity in my home that I am saving for my next homes down payment. Obtaining this loan will allow me to pay off my debt faster and therefore move to a new home in under 3 years.

Monthly net income: $4983.33

Monthly expenses: $
??Housing: $834.60 (P&I + taxes and insurance)
??Insurance: $88.42 (auto)
??Car expenses: $0.00
??Utilities: $156.06 (electric, gas and Water/Refuse/Sewer)
??Phone, cable, internet: $124.00
??Food, entertainment: $430
??Clothing, household expenses $100.00
??Credit cards and other loans: $ will be paid off with this loan
??Other expenses: $212 (monthly commute expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1999	Debt/Income ratio:	24%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,164	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	brightest-kindness-trooper	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodeling house
Purpose of loan:
This loan will be used to?
home improvement
My financial situation:
I am a good candidate for this loan because? we need the money so we can fix up a home and sell it

Monthly net income: $
51,400.00
Monthly expenses: $
??Housing: $?
??Insurance:???Car expenses: $
??Utilities: $?
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$262.48

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-2003	Debt/Income ratio:	10%
Credit score:	780-799 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,548	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	37%
		Homeownership:	Yes
Screen name:	AKK1980	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement project.
Home improvement loan. Moving to new employment location renting out current home.
The loan is for upgrading home to meet with local guidelines for rental properties.
Project time table to be completed by April 2011
My current financial situation is good. Some revolving credit card debt from vacation travels etc.
Looking at paying cards off within 4 months.
Currently i am under contract with my employer for the next 2 years, my window for extending contract for an other 3-4 years is currently open and will be signed for this month. With new contract comes new work location. Contract guarantees pay regardless of personal issues. I will need to place my current home for rent until home values increase more.
I purchased the house this year so the value has stayed the same & the monthly payments are reasonable.
My timetable for paying this loan back by next July.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.2%

Starting lender yield:	9.80%	Starting borrower rate/APR:	10.80% / 12.92%	Starting monthly payment:	$293.80

Auction yield range:	3.89% - 9.80%	Estimated loss impact:	3.28%
Lender servicing fee:	1.00%	Estimated return:	6.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1988	Debt/Income ratio:	19%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$68,735	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	Midwest-Jeff	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-739 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	760-779 (May-2008)
Principal balance:	$1,868.47	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Updating spare room to nursery!!
Purpose of loan:
This loan will be used to remodel a spare room and convert it into a nursery.? It needs new electrical, flooring and a good paint job.? We'll do some of the work ourselves to keep the costs lower, but I'm not touching the electrical!!

I just relisted this loan for a second time... I changed the dollar amount and increased the interest rate.? Hopefully, these changes will help convince you to fund my loan!!

My financial situation:
I am a good candidate for this loan because I've had a prosper loan for 2 years already...? I haven't missed a payment.? I have a good job.

I know my credit score has dropped since my last loan... who's score hasn't dropped in the past few years.

I've got good credit and I'm not about to sacrifice it by defaulting on a short term loan!? Fund my loan so we can get moving on the remodel!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1996	Debt/Income ratio:	16%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,277	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	adaptable-felicity8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to payoff credit cards
Purpose of loan:
This loan will be used to combine a couple bills and get them paid in full

My financial situation:
I have an adjusted tax refund coming from IRS for the same amount I'm asking for however I want to use the money now.
I am a good candidate for this loan because I'm employed by the government

Monthly net income: $?3000.00

Monthly expenses: $
??Housing: $1040.00
??Insurance: $102.00
??Car expenses: $232.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 34.63%	Starting monthly payment:	$645.02

Auction yield range:	10.89% - 30.00%	Estimated loss impact:	11.56%
Lender servicing fee:	1.00%	Estimated return:	18.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1986	Debt/Income ratio:	15%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 16	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$86,229	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	camaraderi-confidant	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consilidation
Purpose of loan:
This loan will be used to? pay off a 401k loan..., which will then allow me to payoff credit cards.

My financial situation:
I am a good candidate for this loan because? I'm employed, same company for 10 years.
I have two net positive rental properties.

Monthly net income: $ 10000 ($7000-job +$3000 rental)

Monthly expenses: $
??Housing: $ 2200 (primary)?$900 (rentals)
??Insurance: $
??Car expenses: $ 0??(All cars paid for)
??Utilities: $ 400
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$166.07

Auction yield range:	10.89% - 11.00%	Estimated loss impact:	10.03%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1989	Debt/Income ratio:	13%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,918	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	homeless11	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	1 ( 3% )	680-699 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Prosper Rating is a Crock
Purpose of loan:
This loan will be used to? refinance some debt and continue to build my small business

My financial situation:
I am a good candidate for this loan because??
I have paid off a higher loan already making less money than I do now. My Experian Plus score is 679. My score would be higher except that I used some credit card debt to capitolize my business start up and recently bought our new home on wheels, in the middle of the crash when credit was not available so of course it took quite a few "hard inquires" which brings down my score. My job is very secure and my salary has increased by 25% since the first posper loan over 36 months ago--when they gave me a B rating. So I ask you is the current Prosper score a CROCK or NOT?
Monthly net income: $
7200
Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 200
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $300
??Credit cards and other loans: $ 1300 Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$492.15

Auction yield range:	3.89% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1999	Debt/Income ratio:	13%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	12y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$53,449	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	pioneer538	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash for Operational Expenses
Purpose of loan:
I recently purchased 6 existing profitable Accounting /Tax businesses within the Southern California area. Unfortunately due to the seasonality of the tax business, no revenue will be generated until the first quarter of 2011. This loan will help pay for some of the yearly associated cost involved in setting the stage ready for the season i.e. wages, Licensing certification, Utilities, Rent etc.
My financial situation:
I am a good candidate for this loan because of my experience in managing my personal finances as well as my company?s P& L which has ranged between 15 ? 21 million dollars over the last few years. My FICO score of 740 shows my level of responsibility and compliance to any agreement entered into. I came to prosper for help rather than the traditional banks because I?m pretty much fed up with the bureaucratic red tape you have to go thru when you need a helping hand. Thanks for your consideration and looking forward to a long lasting partnership.
E.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1996	Debt/Income ratio:	6%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 3	Length of status:	0y 8m
Amount delinquent:	$2,724	Total credit lines:	41	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,807	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	28	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	first-class-openness6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Job/ Wedding Ring
Purpose of loan:
I will be using this loan to consolidate some debt and rehabilitate my credit score. I would also like to be able to propose to my beautiful girlfriend. I'll be taking a job and would like to consolidate my debt before I start.

My financial situation:
My financial position and future prospects have never been better.? I currently make $96,000 as the senior advisor to the Governor of a major state.? I am a licensed attorney?and have worked in government for roughly a decade and will be moving to the private sector shortly. I've been very lucky to have a job that pays well and gives me the satisfaction of directing policy that helps others.

My father recently went through some financial difficultly that I attempted to help him get through. It was a very difficult period for both of which caused my less than stellar credit score. He owns a small business that he started out of his garage that was hit hard by the recession.? He is recovering slowly, but he no longer needs any assistance from me.?

There are a number of delinquencies on my account because I was paying the mortgage on my father's house at the expense of my bills.? In addition to my salary, my father has begun paying me back. My father immigrated to the United States with $50 and suitcase and has taught me the value of a dollar and more importantly, the value of hard work. My credit score and reputation are very important to me and the ability to consolidate my debt will make a big difference in my life. It will allow me to propose to my beautiful girlfriend and really start a new chapter in my life. Thank you for your consideration and trust.

Monthly net income:
$ 5500

Monthly expenses: $ 3600?
Housing: $ 1500??????????
Insurance: $?100??
Car expenses: $0???
Utilities: $ 150??
Phone, cable, internet: $150???
Food, entertainment: $ 400??
Clothing, household expenses $200
Credit cards and other loans: $300???
Other expenses: $ 800 (including some savings for a wedding ring)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.7%

Starting lender yield:	7.89%	Starting borrower rate/APR:	8.89% / 12.06%	Starting monthly payment:	$317.49

Auction yield range:	7.89% - 7.89%	Estimated loss impact:	7.85%
Lender servicing fee:	1.00%	Estimated return:	0.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1983	Debt/Income ratio:	26%
Credit score:	780-799 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 18	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$53,764	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	Kiwanis	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 89% )	780-799 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 11% )	760-779 (Oct-2009) 720-739 (Jul-2009) 780-799 (Apr-2007) 800-819 (Mar-2007)
Principal balance:	$589.95	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Car Loan
Purpose of loan:
This loan will be used to buy a car.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.? The one late payment above was an error at the bank not PROSPER.
The BANKS in Ohio do not want PROSPER to start lending.? You can bet your sweet you know what I will be ready willing and able to tear up this market in a big way once all of the politics are worked out with the big boys.
Monthly net income: $
Ten Grand

Monthly expenses: $
??Housing: $ Yes
??Insurance: $ Yes
??Car expenses: $ Yes
??Utilities: $ Yes
??Phone, cable, internet: $ Yes
??Food, entertainment: $ Yes
??Clothing, household expenses $ Yes
??Credit cards and other loans: $ Yes
??Other expenses: $ Yes
Total budget to pay everyone is between 2700 and 3600 hundred a month.? Depends on the OTHER.? Plus we put away 17% per month for our own retirement fund.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$278.73

Auction yield range:	10.89% - 19.00%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2002	Debt/Income ratio:	6%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	3y 3m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$967	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	fairness-maverick	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off dad
Purpose of loan:
This loan will be used to? pay off a debt that I owe to my father.

My financial situation:
I am a good candidate for this loan because?I have been working with MSI credit to rebuild my credit so that in 2 years I am able to build a home so I will not be defaulting on this loan...I need the good reporting on my credit report.? I have paid MSI over $1200 to help in rebuilding my credit so you can?count on me?NOT defaulting.?

Monthly net income: $8000 with my?husband?

Monthly expenses: $ 4015.00
??Housing: $1400?????
??Insurance: $ 150.00????
??Car expenses: $ 365????
??Utilities: $ 300
??Phone, cable, internet: $ 150????
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $?1200
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1999	Debt/Income ratio:	20%
Credit score:	620-639 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 6	Length of status:	9y 8m
Amount delinquent:	$50	Total credit lines:	40	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$7,037	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	thrilling-exchange	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2009)
Principal balance:	$770.98	31+ days late:	0 ( 0% )
Total payments billed:	11
Description
Energy Efficient Windows
Purpose of loan:
This loan will be used to finish installing energy efficient windows in my home. Lowered listing amount as I was able to secure part of the remaining funds yesterday.

My financial situation:
I am a good candidate for this loan because I have been working to improve my score. I'm not sure why my Prosper lowered my score as my actual credit scores have improved. I recently sold my first home and purchased another house without any problem at all. I chose to move in order to get my daughters in a better school system so they can get the education they deserve, which is a big topic in my house. My wife is a nurse and I am a sales director and am currently working on my MBA in Healthcare Administration. This money will help finish putting the new energy efficient windows in my home which still has the original windows that are over 30 years old. Having struggled before, I know how hard it is to improve your credit so I am cautious of what I do now. Thank you for your consideration.

Monthly net income: $ 5,000 myself & $3200 spouse

Monthly expenses: $ 2500 total
??Housing: $ 800
??Insurance: $ 300
??Car expenses: $ 700
??Utilities: $ 175
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 40.68%	Starting monthly payment:	$44.87

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1991	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	4 / 5	Length of status:	1y 5m
Amount delinquent:	$37	Total credit lines:	18	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,197
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	appetizing-contract9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Trip to Texas
Purpose of loan:
This loan will be used to?
Go on a business trip to Dallas Texas for a huge convention that i cannot miss.
My financial situation:
I am a good candidate for this loan because?
I have great credit and i can pay it back in 2 months with interest
Monthly net income: $
4000 ????
Monthly expenses: $
??Housing: $ 2000
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.89% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	10y 7m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$153	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Hilerya	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	45 ( 100% )	780-799 (Latest)
Principal borrowed:	$11,500.00	< 31 days late:	0 ( 0% )	740-759 (Apr-2008) 660-679 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
10yrs, Successful business.
We own a successful Pilates studio in Seattle, Washington. We have been in business for 10 years and our financially strong. We are purchasing Pilates Reformers to outfit additional classrooms.

This will be our third loan through Prosper in the last 6 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$193.60

Auction yield range:	3.79% - 9.00%	Estimated loss impact:	3.52%
Lender servicing fee:	1.00%	Estimated return:	5.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1999	Debt/Income ratio:	11%
Credit score:	800-819 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,077	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	suave-affluence225	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pagar Deudas
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1989	Debt/Income ratio:	6%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 2	Length of status:	14y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$490	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	56	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	market-tremolo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
helping with college expenses
Purpose of loan:? help? child with college expenses
This loan will be used to?this loan will be used to help my son with his college expenses?

My financial situation:
I am a good candidate for this loan because? i have a steady income from my job for which i have been employed for 14yrs.I have worked hard to repair my credit and am happy to report no deliquencies on my credit report?

Monthly net income: $ my monthly income which includes my spouses income is 3,000

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 54
??Car expenses: $ 0
??Utilities: $ 130
??Phone, cable, internet: $ 165
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 140
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474455
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 22.37%	Starting monthly payment:	$366.56

Auction yield range:	10.79% - 18.00%	Estimated loss impact:	11.22%
Lender servicing fee:	1.00%	Estimated return:	6.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1997	Debt/Income ratio:	9%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$947	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	market-seahorse	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Greyhound Foster Mom buying House
Purpose of loan:
This loan will be used to buy out the second mortgage on my house.? I am getting divorced and will be renting out the house at 1500.00 per month.?

My financial situation:
I am a good candidate for this loan because as you can see from my credit history I have not had any late payments or delinquencies in the last 7 years.? The Revolving credit balance was paid off on 9/1.? I am not sure why my Prosper rating is a D since I pay on time, have low debt to income ratio and other than house and car have no debt.? I have recently?refinanced my car to get it into my name, and of course refinancing the first mortgage to be in my name which is why I have had so many credit inquires in the last 6 months.

Monthly net income: $ 3400

Monthly expenses:?
??Housing: $?277 for my rent (have roommate)?plus my final mortgage payment once?my 1st mortgage refinance loan is completed this month is 1530.00
??Insurance: $?125.00
??Car expenses: $ 302
??Utilities: $ 150
??Phone, cable, internet: $?30
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans:?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1990	Debt/Income ratio:	68%
Credit score:	740-759 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,119	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	triumphant-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 100% )	740-759 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	720-739 (Nov-2009) 680-699 (Oct-2009)
Principal balance:	$1,698.30	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
getting rid of too many payments
Purpose of loan:
This loan will be used to? I want to consolidate some debt.

My financial situation:
I am a good candidate for this loan because? I have always paid my bills and I am getting in better financial position with every month.? I just want to hurry and pay off a lot of the other debts I have so I can put a larger payment on one loan.? I hope to be debt free in 18 months.? My husband and I have been on a strict budget for over two years and it is paying off.? I have never defaulted on a loan and my credit score is getting better every month.? We had to do?some work on our central airconditioning unit this summer.? We just need to get?some help in paying that bill so we can stay on track paying off all of the other debt.? I used up almost all of our emergency money to pay for the repairs.? This loan payment will be automatically deducted from my checking acount.? Thank you for considering this loan.

Monthly net income: $ 3242.00?just me? 8260.00 with my husbands income included

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 230
??Car expenses: $?620
??Utilities: $?400
??Phone, cable, internet: $ 160
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 3500? we are on an aggressive pay off budget
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$271.42

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-2002	Debt/Income ratio:	33%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,287	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	top-enthusiastic-hope	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Help- Paying off my Debts
Purpose of loan:

Hi, the purpose of this loan will be, is for paying off my debts so that?I will be able to reduce my monthly bills and will be able to save for the future. I am hoping for your kind help.

My financial situation:

I am a good candidate for this loan because I am?deligent in paying my bills and I have a stable source of income.

Monthly net income: $ 1600

Monthly expenses: $
??Housing: $ 500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 97
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 20.84%	Starting monthly payment:	$448.78

Auction yield range:	10.79% - 16.50%	Estimated loss impact:	11.18%
Lender servicing fee:	1.00%	Estimated return:	5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1991	Debt/Income ratio:	39%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	2y 8m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,360	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	new-fervent-truth	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding of My Dreams
Purpose of loan:
This loan will be used to?
Pay for the wedding of my dreams to the man of my dreams.?
I would like to introduce myself.? I am a young, 23 year old who has never been late on any credit card payments and I am a proud owner of a home with I purchased just last year.? I am currently going to school to get my degree in psychology.? I currently work for a financial services company as a manager who makes a decent salary.

The Wedding Story:
I met my fiance in high school in freshman year.? Back then, we were just friends and I actually started dating his best friend just a year later.? He told me his feelings, and I thought he had just a silly crush on me (besides, I was dating his BEST FRIEND).? I eventually broke up with his friend and went to college on the east coast some years later.? Then, during my summer trip home we met all over again.? He and I have been the best couple you can imagine.? Unfortunately, the economy is terrible and banks will not give me any sort of student loans which I was going to use for a wedding.? I hope you can help me with my wedding however!? (8-28-11)

My financial situation:
I am a good candidate for this loan because?
I have never been late on payments on any of my loans, and I am an honest person.? I will ensure that every payment comes out of my checking account with no problems.

Monthly net income: $ 1,100.00

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $?100.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $?75.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 40.02%	Starting monthly payment:	$56.55

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1998	Debt/Income ratio:	27%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	14 / 8	Length of status:	0y 11m
Amount delinquent:	$4,365	Total credit lines:	39	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,969	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	kennyinminny	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,250.00	< 31 days late:	0 ( 0% )	660-679 (Jan-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to?pay off some bills and stay more afloat.

My financial situation: ok!
I am a good candidate for this loan because?I want to get some of those amounts paid off. I've not had a loan written off, and if you look at financial situation, my credit score is going up, and my credit balance is slowly going down!

Monthly net income: $4000 (take home)

Monthly expenses: $2979
Housing: $1000
Insurance: $175
Car expenses: $459
Utilities, Phone, Cable, Internet: $205
Food, entertainment: $250
Clothing, household expenses $100
Credit cards and other loans: $500
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.82%	Starting monthly payment:	$58.81

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1994	Debt/Income ratio:	14%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	17	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	RightDirection	Borrower's state:	Texas	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	18 ( 55% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	9 ( 27% )	640-659 (Jun-2010) 640-659 (May-2010) 600-619 (Jun-2008) 600-619 (Feb-2008)
Principal balance:	$20.10	31+ days late:	6 ( 18% )
Total payments billed:	33
Description
My personal loan
Purpose of loan:

This loan will be used to fund the movement of our household goods due to a move for a new job.???

My financial situation:
I am a good candidate for this loan because: 1) I have two prior successful Prosper loans paid in full, 2) I make over $100k/year salary with no credit card debt and 3) the monthly payments on this potential loan would be less than $100 and no problem at all to pay.? I recently returned from having worked in Iraq, which afforded me the ability to pay off around $50,000 in credit card debt.? I am now in a great financial position, although I still have the bad credit due to the former debt I had.? This move to a new job will further improve my financial position. Thank you for bidding.

Monthly net income: $ 8500

Monthly expenses: $ 2415
??Housing: $ 1015
??Insurance: $ 100
??Car expenses: $ 800
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1993	Debt/Income ratio:	13%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$9,072	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	1st-Home-Purchase	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
House Down Payment
Purpose of loan:
This loan will be used to?
Purchase our 1st house!

My financial situation:
I am a good candidate for this loan because?
I'm never late on payments, and my 'low risk' credit score?(actual 710!) reflects that.

Our new house mortgage will be hundreds less than what we now pay for rent, which will offset this loan payment.

I have paid off several auto loans and credit cards over the years.

Monthly net income: $ 6,230

Monthly expenses: $ 3,730
??Housing: $ 1,450
??Car Insurance: $ 150
??Car expenses: $ 300
? Medical: $ 450
??Utilities: $ 200?
??Phone, cable, internet: $ 375
??Food, entertainment: $ 400
??Clothing, household expenses $75
??Credit cards and other loans: $ 230
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	14.99%	Starting borrower rate/APR:	15.99% / 19.30%	Starting monthly payment:	$439.40

Auction yield range:	10.79% - 14.99%	Estimated loss impact:	11.14%
Lender servicing fee:	1.00%	Estimated return:	3.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,625	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	durable-bill9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Cut Up Credit Cards!
Purpose of loan:
This loan will be used to consolidate credit cards.

My financial situation:
I am a good candidate for this loan because I have excellent credit and pay my bills on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$62.90

Auction yield range:	2.79% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1993	Debt/Income ratio:	13%
Credit score:	820-839 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	25	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,898
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	dough-pillow2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of Debt
Purpose of loan:
Prevent late payments this mound of September.

My financial situation:
Due to some extra payments last mound, I am at risk of? a couple of late payments this mound.
Late payments are not going to help with my financial responsibilities. I need help.

Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1975	Debt/Income ratio:	64%
Credit score:	780-799 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	11y 11m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,182	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	Yes
Screen name:	bonus-tamale	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off cards, wedding expenses
Purpose of loan:
This loan will be used to? pay for credit cards and having my daughters wedding

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time and between me and my husband we make $60,000 a year.

Monthly net income: $ 2, 500

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 0?
??Food, entertainment: $ 0
??Clothing, household expenses $? 500
??Credit cards and other loans: $?500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Feb-1997	Debt/Income ratio:	44%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 9	Length of status:	4y 0m
Amount delinquent:	$1,750	Total credit lines:	38	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,445	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	102%
		Homeownership:	Yes
Screen name:	discrete-funds0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making my debt manageable
Purpose of loan:
The purpose of this loan is to pay off some unsecured debts and free up some cash to make this loan affordable and provide for an earlier payoff.

My financial situation:
My wife lost her job 2 months ago. During the course of getting her ahead on her obligations, I fell behind on a couple of mine. My mortgage payment?is now up to date (of which I can provide proof), and the revolving debt is back within limits. My wife should be back on her feet within the next three weeks. Please note, if at all possible, I could handle a higher loan amount?if?afforded the opportunity.

Monthly net income:
$3752 employment income, $1858 military retirement

Monthly expenses: $
??Housing: $ 1710.00
??Insurance: $ 113
??Car expenses: $? 395
? Utilities: $ 350
??Phone, cable, internet: $? 176
??Food, entertainment: $? 200
??Clothing, household expenses $? 75
??Credit cards and other loans: $? 920
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$492.15

Auction yield range:	3.79% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Mar-1985	Debt/Income ratio:	18%
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,448	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	credit-papyrus8	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Dream that Drives me.
Purpose of loan:
This loan will be used?as seed money to start an investment portfolio utilizing alternative programs, the bulk of which will be trading on the Foreign Exchange market?and some Arbitrage accounts to start.
I am utilizing a group of highly experience traders and managers to do the bulk of the work as I increase my savy of this type of investing. To what purpose you may?ask ? To help others, family members and myself get out of?debt and live a debt free lifstyle.?
My financial situation:
I am a good candidate for this loan because I am gainfully employed in an industry /company that keeps growing through new customers and aquisitions even in the current economy.
BIG NOTE: The Revolving credit balance is way out of date - only $8500 owed to the Credit union on a simple interest loan. and the Bankcard utilization Should show as ZERO because over a year ago I closed and canceled all Credit cards. Yet as we know getting the amount of data "out there" updated is quite a task in and of itself. Also the Current/open ratio should be 1/1 (due to above mentioned simple iterest loan).
Thanks for your time in considering my quest for a better life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$143.83

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1988	Debt/Income ratio:	3%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	1y 8m
Amount delinquent:	$1,199	Total credit lines:	8	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,096	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	exponential-pound4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase more books to give away
Purpose of loan: Good news ! Since my loan was listed, my family was so impressed with the amount of lenders willing to?support?literacy, that they got together and presented my with a gift to help my expansion. I am now able to withdraw my original loan request to reflect the balance of what I need. My goal is to increase the number of free books I am able to give to children in need through my Project R.E.A.E.D. (Read Each and Every Day) which is currently funded through the sales from my online childrens clothing store.Our motto is, Make a Purchase with a Purpose!
This loan will be used to expand into actual brick and mortar store,?purchase?children's books for sale and to give away to at risk students. Books are now being purchased through sales generated through profits from?store inventory. The nation's children will benefit from your generosity.

My financial situation:
I am a good candidate for this loan because?i was formerly a reading specialist and school principal and am committed to advancing literacy for our nations children.?We own 3 homes and have never been delinquent on any payments.?

Monthly net income: $ 4500.

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 0
??Car expenses: $ 283
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1999	Debt/Income ratio:	55%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,090	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	basis-human	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards & personal
Purpose of loan:
This loan will be used to?pay off credit cards and personal use

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
3500+
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 255
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 40.18%	Starting monthly payment:	$68.71

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1996	Debt/Income ratio:	21%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$325	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	tender-fund6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me grow our Business!
Our Drug Testing business is growing and we need the loan to accommodate the growth.
My financial situation is stable and strong. I pay my bills on time and I pay credit cards/loans off ahead of schedule. I do not understand why Prosper has my rating as a 2 because I have a good credit score.? If you look at the above data, you see that I have not been delinquent in over 7 years.? The total credit lines section listed above has also changed because I paid off 2 of my creditors last week.
If you have any other questions, feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,609	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Bankcard utilization:	86%
		Homeownership:	No
Screen name:	money-giraffe5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
I am a homemaker with 2 children and my husband makes a good living in the IT field (just promoted to management). I am trying to consolidate some of the credit card debt we have racked up in the past year and get it all on one payment which we could pay down quickly (much less than 3 years).

My husband's income is over $80,000 per year and his promotion will push it up to $95,000 but since we have to move for it, it is taking up a lot of our savings (which we are getting reimbursed for) and this loan would not only consolidate, but help us get over the hump.

Monthly expenses:
Housing: $800
Insurance: $200
Car expenses: $250
Utilities: $300
Phone, cable, internet: $120
Food, entertainment: $450
Clothing, household expenses $100
Credit cards and other loans: $1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 41.35%	Starting monthly payment:	$45.24

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1994	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	5y 11m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,103	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	Yes
Screen name:	hmack04	Borrower's state:	Colorado	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New tires and brakes Toyota 4runner
Purpose of loan:
Tires and brakes on my 2004 toyota 4runner. With school starting and new braces on my son
I need this loan for tires and brakes. my monthly loan payment for this loan will be $46.00 a month.
This loan was already fully funded, but Checking account through prosper wasnt verified.
I thought they had all my information, because they didnt loan was canceled.
?I feel I am a great canidate for this loan because I dont have ANY public records or delinquent accounts.
Thank you

My financial situation:
Both my husband an I have full time jobs, own our home
Monthly net income: $ 3500.00 +

Monthly expenses: $
??Housing: $?1100.00
??Insurance: $ 140.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$266.89

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1988	Debt/Income ratio:	6%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	3 / 2	Length of status:	15y 2m
Amount delinquent:	$9,457	Total credit lines:	11	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$199	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	56	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	diligent-rate9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
short term bridge loan
Purpose of loan:
This loan will be used to? Buy back time in my long term city job to increase my monthly pension. This loan is GUARANTEED by the proceeds of my NYCERS pension disbursement which will be taking place within 3-4 months, I just need this money to complete my retirement process. THE AMOUNT I AM REQUESTING IS GOING TO BE PAID BACK TO ME IN THE 3-4 months after payment. I AM WILLING TO ASSIGN THE PROCEEDS OF THIS DISBURSEMENT TO GUARANTEE THIS LOAN.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1971	Debt/Income ratio:	26%
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	15y 1m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$88,930	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	blue-community-course	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to buy a used car.

My financial situation:
I am a good candidate for this loan because of my timely payments.

Monthly net income: $
$5000+
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1994	Debt/Income ratio:	6%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 5	Length of status:	2y 0m
Amount delinquent:	$395	Total credit lines:	13	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$84,799	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	durability-workhorse	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay/Close Credit card
Purpose of loan:
This loan will be used to??
Home Repair??and /payoff close two credit cards . Please help I am a hard worker I have worked for the same company for the past 10 years and I will be starting an additional part time job in September

My financial situation:
I am a good candidate for this loan because?
I am?extremely?honest, reliable, trustworthy. I strongly believe that when someone extends a hand to help one should never take advantage of the situation.?Due to an expected?? health issue with a close ?family member, I used my credit cards to pay some of the costs that were not covered by medical insurance.
Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $?750
??Insurance: $ 35 quarterly
??Car expenses: $?20gas weekly?
??Utilities: $ 170
??Phone, cable, internet: $ 65
??Food, entertainment: $ 80 weekly
??Clothing, household expenses $
??Credit cards and other loans: $?260
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.79%	Starting borrower rate/APR:	11.79% / 15.02%	Starting monthly payment:	$496.71

Auction yield range:	10.79% - 10.79%	Estimated loss impact:	11.02%
Lender servicing fee:	1.00%	Estimated return:	-0.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1992	Debt/Income ratio:	63%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,125	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	No
Screen name:	understanding-listing5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DocHoliday's loan
Purpose of loan:
This loan will be used to consolidate credit debit.

My financial situation:
I am a good candidate for this loan because thanks to God have good job.
Monthly net income: $ 3,500?

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 110
??Car expenses: $ 350
??Utilities: $ 200?
??Phone, cable, internet: $
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $?500 (but with lower interest loan from you, i will save a lot on interest)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1988	Debt/Income ratio:	18%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,649	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	ecstatic-p2ploan5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because?? I am able to make all my payments on time ,?I am never late , and I? have a secure job .

Monthly net income: $ 2800

Monthly expenses: $ 1812
??Housing: $ 1250
??Insurance: $
??Car expenses: $ 312
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $?50
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$166.02

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1996	Debt/Income ratio:	54%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$41,857	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	hard-working-peso8	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
extra cash
Purpose of loan:
This loan will be used to?assist with paying some debts.?????????????

My financial situation:
I am a good candidate for this loan because? I have a good payment history and am very committed to paying my debts.?

Monthly net income: $ 63500.00

Monthly expenses: $
??Housing: $ 2019.00
??Insurance: $ 1000.00 per yr
??Car expenses: $ 390.00
??Utilities: $
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$224.34

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1990	Debt/Income ratio:	25%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	6y 0m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,490	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	Yes
Screen name:	Catz_aplenty	Borrower's state:	Illinois	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2009)
Principal balance:	$1,080.84	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Pay-off COMPLETED Rental Rehab
Purpose of loan:
Recently completed majority of work on large two-story, (3) unit property I purchased in June ?09, located across the street from my residence. (See pictures.)? To complete the project, I made multiple purchases from LOWES and MENARDS - most of which were made using their respective NO INTEREST plans. Several of the plans are coming due in the near future. This loan will allow me to zero out (1) of these accounts (which will prevent the deferred interest from being charged, as well as the resultant 24% interest rates), pay off two additional smaller accounts, and substantially pay?down a fourth.

For obvious reasons, your assistance would be very much appreciated! Thank you!

One of?the two smaller accounts to be paid off is (also) a deferred interest account from Dell. I used it to purchase two laptop computers for friends to enable each to take on-line classes; more readily look for employment, and maintain contact with family. Given the condition of the economy, and the situations that they were in, I felt both could benefit from a helping hand.

My financial situation:
This will be my second loan with Prosper. I am on the automated payment plan with the 1st loan, but often make a larger-than-required payment well before the due date. I will also be on the automated payment plan for this loan. I am very conscientious about my responsibilities and believe in paying ALL debts. (I?m mostly at a loss as to why I?ve gone from an ?A? to an ?E? when very little has changed since my prior listing.)

I am also an on-going investor with Prosper. To date, I have supported ~50 loans with a total value of over $1300. As a fellow lender, I am hopeful that this loan will receive full-funding with an interest rate in the 10-12% range. Again, my many thanks!

Monthly net income: $2400. (from my job as a driver. My (4) rental properties are essentially self-sustaining.)

Monthly expenses: $ 2050.
Housing: $ 530 (includes escrow for taxes/insurance)
Insurance: $ 44 (term life)
Car expenses: $ 100 (paid for, insurance, minimal driving)
Utilities: $ 250
Phone, cable, internet: $ 80
Food, entertainment: $ 300
Clothing, household expenses $ 100
Credit cards and other loans: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	5.79% - 9.00%	Estimated loss impact:	6.09%
Lender servicing fee:	1.00%	Estimated return:	2.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1983	Debt/Income ratio:	13%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 6m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,533	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Bankcard utilization:	59%
		Homeownership:	Yes
Screen name:	funds-forte8	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car
Purpose of loan:
This loan will be used to?
Buy a car
My financial situation:
I am a good candidate for this loan because?
I pay my bills on time, make enough money & my credit score is good.
Monthly net income? $2184.00
Monthly expenses: $
??Housing: $ 498.00????
??Insurance: $ 38.00
??Car expenses: $ 0
??Utilities: $?135.00
??Phone, cable, internet: $ 143.00
??Food, entertainment: $ 280.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 65.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$521.08

Auction yield range:	5.79% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1987	Debt/Income ratio:	20%
Credit score:	760-779 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 12	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	50	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,175	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	thersa-taylor	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I do not default on my debts. I own a house in California, and I continue to do so, and I will not default on that loan(sell it short) like many others have done before me because it is the right thing to do. I'm renting that house, and have an excellent renter who's been in the house since March of 2009. I am a successful professional in a line of work that is still doing well. Well is a relative term of course. We are flat, which is the new "Black":). My company has made zero layoffs during the recession. I am a family-man with three kids and Wife of 16 years in October.

Monthly net income: $10,000

Monthly expenses:
??Housing: $4400
??Insurance: $200
??Car expenses: $500
??Utilities: $250
??Phone, cable, internet: $175
??Food, entertainment: $650
??Clothing, household expenses $300
??Credit cards and other loans: $800
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1994	Debt/Income ratio:	17%
Credit score:	780-799 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 8	Length of status:	4y 5m
Amount delinquent:	$2,967	Total credit lines:	27	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,711	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	12%
		Homeownership:	Yes
Screen name:	bountiful-contract6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOT TO HAVE MONEY TO MAKE MONEY
Purpose of loan:
This loan will be used to?
PURCHASE MATERIALS TO IMPROVE MY BUSINESS; MARKETING EXPENSES
My financial situation:
I am a good candidate for this loan because?
I AM FINANCIALLY RESPONSIBLE AND FOCUSED ON WHAT NEEDS TO GET DONE TO SUCCEED
Monthly net income: $5000+

Monthly expenses: $3500
??Housing: $2500
??Insurance: $60
??Car expenses: $150
??Utilities: $100
??Phone, cable, internet: $60
??Food, entertainment: $ 200
??Clothing, household expenses $50
??Credit cards and other loans: $150
??Other expenses: $MISC
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.79% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1992	Debt/Income ratio:	49%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	10y 0m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,583	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	mamaoflittles	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
This loan will be used to pay off credit debt. I am currently employed as a speech-language pathologist with the public school sector and have a steady secured income. I have always paid my bills on time and have never defaulted. I am looking for a lower interest rate than can be provided by the credit cards companies. My monthly net income is $6,600. My monthly expenses include rent ($1200), car payment ($579), loan payment ($380) and utilities ($400). I am currently going through a divorce and raising two small children. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474595
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.3%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$471.78

Auction yield range:	2.79% - 7.25%	Estimated loss impact:	1.30%
Lender servicing fee:	1.00%	Estimated return:	5.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1996	Debt/Income ratio:	5%
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$7,558	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	Yes
Screen name:	Zenith35	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	27 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	760-779 (Nov-2009) 720-739 (Aug-2008) 740-759 (Jan-2008) 720-739 (Nov-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Rental property repairs
I am an investment banker who works in New York?City and I?have been at the same firm for?7+ years.? I am also currently a Lender.? I have substantial assets but with the recent stock market downturn I don't want to liquidate my current holdings.? I would like to use these borrowed funds to do some minor repairs on the?five investment properties I own.

My financial position is as follows:

Monthly Income: approx. $13,000 (this is my average 2010 monthly income, it's somewhat lumpy since I get approximately?1/3 of my income as a bonus in February)

Monthly Expenses: $5,000

Total Assets: Approx. $346,000

Total Debt: Approx. $29,000 (I only have?a student loan and basic revolving credit card debt)

I incurred the student loan when I went back to school?10 years ago to get my MBA, the best investment I ever made in myself.

I have started a real estate investment firm with two other partners.? We currently own rental properties in NC and NJ.? I am personally guaranteeing these?mortgages along with my other partners.? I have equity of approximately $114,000 in this firm which I included in my assets above.

If anyone has any questions, please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.46%	Starting monthly payment:	$61.64

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2001	Debt/Income ratio:	13%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	5y 8m
Amount delinquent:	$11,005	Total credit lines:	14	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,159	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	shaker971	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off higher interest loans
Purpose of loan:
This loan will be used to?
This $1,500 will be used to pay off one payday loan - $250 at 300% every two weeks. Macy?s card - $900 at 37.4%, Sears - 350 at 32.29%.

My financial situation:
I?m working with the local government in the IT department. My job is very stable. I have been at my current job for more than 6 years. I have good income and have no problem paying Prosper loan.

Two delinquents that show on the report were from six years ago. Both accounts were from the apartment?s complex. They said there were some damages when we moved out. I paid part of it but they wanted more. Next thing we knew we received the judgments. We didn't go to court because we never received the court date. They claimed that they already sent it to us. First one will be deleted from my credit profile the end of this September; another account will be deleted next March.

I am a good candidate for this loan because?
I can make $61.64 payment each month and will be withdrawn from my bank automatically. I have been working really hard to improve my credit and will not let $1500 mess it up.

Monthly net income: $ 4800

Monthly expenses: $ 3,000
??Housing: $1200
??Insurance: $
??Car expenses: $550
??Utilities: $100
??Phone, cable, internet: $200
??Food, entertainment: $650
??Clothing, household expenses $100
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	16.79%	Starting borrower rate/APR:	17.79% / 21.14%	Starting monthly payment:	$82.91

Auction yield range:	16.79% - 16.79%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	-2.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1999	Debt/Income ratio:	9%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 4	Length of status:	0y 3m
Amount delinquent:	$690	Total credit lines:	22	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,346	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	worlds-best-credit6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my high int. credit card
I will use 100% of this loan to pay of my very high interest credit card that is using up all my income and causing me a lot of stress. I am currently have credit card debt that is impossible to pay off because of the interest. If I can lower the interest rate, I can pay it off sooner and begin to raise my credit score again.

For years I was perfect with the way I handled credit. When I was out of a job for two months last summer, I got behind on each bill and was never able to catch up. It's the most frustrating thing I deal with and I need help in getting this one card paid off so I can work again to re-build my credit so I can someday buy a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,650.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$119.88

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-2005	Debt/Income ratio:	4%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 0	Length of status:	2y 7m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	vibrant-peace1	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay med bills- Have no other debt
I am paying off medical bills that were accrued when my husband was going through cancer treatment. I always pay bills on time. Prosper says I have an open credit line, but that is most likely reflecting a car loan that has recently been paid off. I am steadily employed by police.
My income Varies from $2,700 to $3,200 due to overtime & shift diffs.? I am not quite sure why my prosper rating is so low.? I have never been delinquent on anything.? I had applied for a home loan before my husband got cancer and was approved...My mid score was 740.? I checked it again myself after seeing the prosper rating and it was 755.? I can provide documentation if need be.? Look at the delinquencies in last 7 years...0!
I posted this listing two weeks ago and it received 100% of the required bids, but I had to re-list due to moving last week, providing current utility bill, etc.? Now everything is ready to go!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	8.60%	Starting borrower rate/APR:	9.60% / 11.70%	Starting monthly payment:	$160.40

Auction yield range:	3.79% - 8.60%	Estimated loss impact:	3.52%
Lender servicing fee:	1.00%	Estimated return:	5.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1990	Debt/Income ratio:	8%
Credit score:	780-799 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,409	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	top-unabashed-benefit	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup Funds for New Business
Purpose of loan:
We have already received 95% of the funds needed to launch a retail website for a business that has been steadily growing in the local market for the past three years.? Launching the website involves a number of one-time expenses, such as website design and up-sizing production capacity. Several expenses (packaging and facilities expansion) have come in higher than initially expected.?This $5,000 loan will close the small gap between the funds we have and the funds we need in order to complete this expansion.?

My financial situation:
The website is less than one month away from launching and generating what we anticipate will be a solid, steady stream of revenue.? We have already been making regular payments on the original loan amounts and will continue to do so in the future.? It is in our (and my) best interest to pay off this debt as quickly as possible, in order to keep my credit score high and to begin to build a strong financial background.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1998	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	10 / 10	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,226	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	peso-gazelle	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bills / consolidation
Purpose of loan:
This loan will be used to? pay off high interest debt and medical bills.

My financial situation:
I am a good candidate for this loan because? I am trying to rebuild my credit cancer treatments. I take it very seriously.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 500
??Car expenses: $ 250
??Utilities: $ 65
??Phone, cable, nternet: $ 125
??Food, entertainment: $ 250
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$131.18

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1995	Debt/Income ratio:	22%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	3y 0m
Amount delinquent:	$1,926	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,523	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	accomplishment0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Beginning
Purpose of loan:?To pay off five creditors. All of my creditors are up-to-date and never late and I pay more than minimum payment. However, there is one creditor I've been trying to finish paying off and settle on my credit report. I've manage to pay?$876 of the $1926 wihich?is not reflected on my report,?but I have proof of what I paid. I'm just trying to get that A1 credit I used to?have in the past and not repeat those bad decisions, when I tried starting my business.?

My financial situation:
I am a good candidate for this loan because I've had steady income for the last 3 years since we moved in with my father-in-law to?keep an eye on him. My spouse only asked me to take care of the cable/internet/phone service ($158)monthly. I do have my car insurance ($135) monthly. Car is paid for.?My brother rents a room from us for $480, which I get half of. So I would love to see the creditor I mentioned above and my up-to-date creditors consolidated into one payment. I would love to be able to vacation with ease because my job does not pay for?missed hours due to vacations. So I usually have to work longer before I leave or longer when I get back. I only vacation twice a year or when I have the privilege of attending and important event such as an International convention, when they come up.

Monthly net income: $ 940
Monthly expenses: $ 600
??Housing: $
??Insurance: $???
? Car expenses: $ 135.00
??Utilities: $
??Phone, cable, internet: $ 158.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $?120
??Other expenses: $ 87.00 cell
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 25.78%	Starting monthly payment:	$37.16

Auction yield range:	10.79% - 18.99%	Estimated loss impact:	11.25%
Lender servicing fee:	1.00%	Estimated return:	7.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1997	Debt/Income ratio:	10%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$3,966	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	silver-bumblebee	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Aiming to be Debt Free!
Purpose of loan:
This loan will be used to consolidate my credit cards.

My financial situation:
I am a good candidate for this loan because I am working towards financial independence. I am trying to clear the outrageous 30% interest rate on one card. I'm 35 and done with being materialistic. I need to save for my retirement. Getting rid of this?card will certainly help. My credit rating does reflect a bankruptcy which was the result of being?laid off from work and then jobless for 9 months. I?have?now been a Pharmacy Technician for 7 years and am doing very well. Although I have racked up this "small" amount of debt, within the last 2-3 years I have been very serious in trying to get rid of it. The card companies just inflate their interest rates and make it really hard to see the light at the end of the tunnel.? Thank you for time and consideration!

Monthly net income: $ 2560

Monthly expenses: $
??Housing: $600
??Insurance: $100????
??Car expenses: $440?
??Utilities: $600
??Phone, cable, internet: $200
??Food, entertainment: $300
??Clothing, household, & other?expenses: $120
??Credit cards?& other loans: $200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1997	Debt/Income ratio:	6%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	10	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	6y 4m
Amount delinquent:	$63,920	Total credit lines:	26	Occupation:	Executive
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$264	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	money-rascal5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Loan
Purpose of loan:
This loan will be? to? Purchase vehicle

My financial situation:
I am a good candidate for this loan because??I have been employ at same compnay for 13 years, have a low debt to income ratio, Have proof of lein Release that was? listed on my credit report as a?public record?creating a lower score. The lein was for a tax owed as a result of an error by our accountant. Lein has been released as of July 2010. Amount? delinquent is from a home equity loan that we are in discussion with lender to resolve ?

Monthly net income: $ 10,027

Monthly expenses: $
??Housing: $?3041
??Insurance: $ 225?
??Car expenses: $428
??Utilities: $ 500
??Phone, cable, internet: $195
??Food, entertainment: $ 1000
??Clothing, household expenses $150?
?? and other loans: $ 92
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$246.56

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1993	Debt/Income ratio:	9%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	9y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,399	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	43%
		Homeownership:	Yes
Screen name:	money-selector2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1936 cottage improvements
Purpose of loan:
This loan will be used to? improve the curb appeal of our 1936 cottage .

My financial situation:
I am a good candidate for this loan because? my priority is paying my bills on time, also together with my partner our combined imcome is $5,500 and we can meet our obligations with no problems.

Monthly net income: $ 5,500

Monthly expenses: $
??Housing: $ 1286
??Insurance: $ 240
??Car expenses: $ 312
??Utilities: $ 75
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1991	Debt/Income ratio:	62%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	10y 4m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,662	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	shrewd-social7	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$198.80

Auction yield range:	16.79% - 24.00%	Estimated loss impact:	37.98%
Lender servicing fee:	1.00%	Estimated return:	-13.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	5	Current / open credit lines:	4 / 2	Length of status:	4y 3m
Amount delinquent:	$24,441	Total credit lines:	34	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	24	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	virtuous-payout1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need short term lending
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1983	Debt/Income ratio:	10%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	25y 0m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$269	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	62	Bankcard utilization:	67%
		Homeownership:	No
Screen name:	nickel-wizard	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting new roof on
Purpose of loan:
This loan will be used to? To replace new roof on house and pay taxes for the year.

My financial situation:
I am a good candidate for this loan because?? I work full-time and have a part-time employment.? I'm very responsible had?some bad luck in the last few years

Monthly net income: $? 2,600

Monthly expenses: $
??Housing: $ 836
??Insurance: $ 121
??Car expenses: $?100 (weekly fuel)
??Utilities: $ 100
??Phone, cable, internet: $??350
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 25
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1993	Debt/Income ratio:	45%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,463	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	xoxoxo22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Cards
Purpose of loan:
To pay off credit cards and become debt-free.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment, have a steady job at a college, and am motivated to pay off the loan during the term or even earlier. I am an extremely responsible individual and take this loan seriously. I'm trying to rebuild my credit by paying off some credit cards and a loan. This will make it easier for me to payoff this loan quicker.

I will be using this loan to pay as follows:
$2,500 - to my GM high interest credit card
$1,000 -?to my Municipal high interest credit card
$1,000 -?to my high interest loan
$ 500 -?? to my Discover high interest credit card

Monthly net Income:? $3000
Monthly Expenses:
Housing - $950
Utilities - $150
Phone/Cable/Internet - $75
Food/Entertainment - $100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.7%

Starting lender yield:	20.90%	Starting borrower rate/APR:	21.90% / 25.33%	Starting monthly payment:	$266.97

Auction yield range:	7.79% - 20.90%	Estimated loss impact:	8.19%
Lender servicing fee:	1.00%	Estimated return:	12.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2004	Debt/Income ratio:	29%
Credit score:	780-799 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,312	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	JeramyU	Borrower's state:	Virginia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	780-799 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	660-679 (Aug-2008)
Principal balance:	$2,451.34	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Consolidating after home purchase
Purpose of loan:
I recently purchased my first home and am finally on the path to fiscal freedom.? For my home, I made the general purchases: furniture, accessories, moving expenses, etc.? I would like to consolidate these payments into one lower-interest payment.

My financial situation:
I am a good candidate for this loan because my credit is very important to me.? As you can see by my previous loan (used to consolidate high-interested credit cards), I have never missed a payment.? Also, you can see that my credit score has risen over 100 points since my last loan and is now over 780.

Monthly net income: $ $3,950

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 0 (pre-paid)
??Car expenses: $ 350
??Utilities: $ 110
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	39%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	7y 5m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,601	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	magical-felicity	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay off higher credit cards
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$410.94

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1986	Debt/Income ratio:	16%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	4y 10m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$178,918	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	green-adorable-durability	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New bathrooms
Purpose of loan:
This loan will be used to? remodel 2 bathrooms with new tubs and easy access for my disabled spouse

My financial situation:
I am a good candidate for this loan because? lots of jobs- have 3- healthy will lots of energy- lots of job security

Monthly net income: $ 10000

Monthly expenses: $ 8000
??Housing: $ 3499
??Insurance: $?300
??Car expenses: $ 404
??Utilities: $ 400
??Phone, cable, internet: $ 500
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1995	Debt/Income ratio:	19%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	0y 7m
Amount delinquent:	$46	Total credit lines:	34	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$103,144	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	power-negotiator0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan
Purpose of loan:
This loan will be used to?
Generate income in my current business by expanding my current inventory
My financial situation:
I am a good candidate for this loan because?
Monthly net income: $
8,400
Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 45
??Food, entertainment: $ 100
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$102.73

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-2000	Debt/Income ratio:	11%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,089	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	ryanadzima	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cross Country Relocation
Purpose of loan:
This loan will be used to relocate myself and my family from Western NY to Southern California. I have received a job offer that will push me up into IT management at a prestigious private art institute and increase my annual salary by approximately $15,000 per year.

My financial situation:
I am a good candidate for this loan because I have been authorized for up to $8,000 in relocation expenses to be reimbursed to me upon providing receipts. The relocation will cost much more than that, and I plan on investing a good deal of my own money, but can not afford the entire relocation on my own up front.
I plan on repaying this loan quickly as I will be reimbursed for all expenses up to $8000. I will be using it for the cost of flights, transporting my belongings, and upfront costs for new living arrangements.

Approximate bi-weekly income at new position to start: $3540 increasing to $3700 July 1, 2011

Monthly expenses:
??Housing: $800
??Insurance: $200
??Car expenses: $250
??Utilities: $300
??Phone, cable, internet: $120
??Food, entertainment: $450
??Clothing, household expenses $100
??Credit cards and other loans: $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-2000	Debt/Income ratio:	52%
Credit score:	720-739 (Aug-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	5y 0m
Amount delinquent:	$345	Total credit lines:	21	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	bid-enchilada	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting over
Purpose of loan:
This loan will be used to? start our life over.
My financial situation:
I am a good candidate for this loan because?we're honest people in need of some cushion.? Tired of living from paycheck to paycheck.? The delinquent amount is because we have recently filed for bankruptcy and it hasn't shown up on our credit report yet.? We made some stupid mistakes in the past and we have learned our lesson.? We had to get an emergency loan for $500?back in July and the intrest on it is just outrageous.? We would like to get rid of that, and we would also like to have some to fall back on.? Please help us start our life over.??

Monthly net income: $ 3300.00

Monthly expenses: $ 2869
??Housing: $ 1113
??Insurance: $
??Car expenses: $ 436
??Utilities: $ 280
??Phone, cable, internet: $ included in utilities
??Food, entertainment: $ 360
??Clothing, household expenses $
??Credit cards and other loans: $ 280
??Other expenses: $ 400? daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-2000	Debt/Income ratio:	28%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,989	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	buccks_1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2010) 640-659 (Nov-2007) 640-659 (May-2007) 620-639 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Pay credit card in full
Purpose of loan:
I have a credit card for $4,000 that is same as cash. It is due October. It has $1,900 in accured interest that I would love to avoid.

My financial situation:
I am a good candidate for this loan because completing my degree will increase my income substantially.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 116
??Car expenses: $100
??Utilities: $ 300
??Phone, cable, internet: $100
??Food, entertainment: $ 250
??Clothing, household expenses $150
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Aug-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$72,134	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	41%
		Homeownership:	Yes
Screen name:	glimmering-payment	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
I will consolidate my debt to simplify my finances, and increase my income by increasing my sales.? I am co-leading a business skills workshop later this month with an established well-known business coach.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474677
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1995	Debt/Income ratio:	17%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	speedracer1212	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,600.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2009) 660-679 (Jul-2009) 640-659 (Apr-2009) 560-579 (Dec-2007)
Principal balance:	$1,668.17	31+ days late:	0 ( 0% )
Total payments billed:	42
Description
HOME IMPROVEMENT THANKS TO PROSPER!
Purpose of loan:
This loan will be used to?
For updating our home. Thanks to prosper investors putting their confidence in our family to repay our loans,?both my wife and I's?credit has been re-established, thus we were able to purchase a? home in May.The credit profile above does not show home ownership and I am not sure why. We closed on our home in May. We bought a home that has not been updated in 30 years and my wife and I plan to slowly update as we can. I have already finished updating our 6 year olds bedroom which included, redoing her closet, ceiling, drywall, and laying wood laminent flooring. I have construction experience so this helps keep our costs down by not having to hire outside laborers. This loan will be used to update our dining and kitchen flooring, walls, and the countertops. We sanded and painted the cabinets rather than purchasing new to keep the cost down.

My financial situation:I have had a steady job for over 5 years with a very prosperous mining company. Our company now provides a profit sharing bonus that we will receive quarterly. We are also?able to work?overtime schedule as well.?Under the new signed contract?we will also be receiving a $1 raise this month.
I am a good candidate for this loan because?
I take repaying back our creditors very seriously, you are investing in our family, and we want you to receive a great investment return.?? I have no deliquencies on my credit report, and you can see that my credit has improved over 20 points since my last loan.
Monthly net income: $ 4000-4500

Monthly expenses: $3128.00 (INCLUDES?IF THIS LOAN WERE TO BE FUNDED)
??Housing: $ 815
??Insurance: $ 100
??Car expenses: $ 437 (I also have my son's car?under my name, as he had no employment and needed a car for?college) He is responsible for the 113.00 monthly
??Utilities:?300.00
Phone, cable, internet: $154
??Food, entertainment: $ 500
??Clothing, household expenses $200
??Credit cards and other loans:Prosper-$95?Mine (Wife has two small loans totaling $90.48) This loan $336.52 (Actually hoping?the interest rate will be bid down)
??Other expenses: $100? (Cell phone)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474679
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$180.76

Auction yield range:	16.79% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,439	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	repayment-machine	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am a photographer who owns his own photo studio, you check out my web page here at www.cnypictureperfect.com and im looking to pay off some of my high interests credit cards. The busy season is coming up and it would be nice to not have to worry about paying a few cards off and just focus on one debt. The business is doing great and is growing and looking forward to a very good christmas season.

Monthly net income: 1600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1993	Debt/Income ratio:	11%
Credit score:	640-659 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	4 / 4	Length of status:	3y 8m
Amount delinquent:	$21,428	Total credit lines:	27	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,392	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Bankcard utilization:	49%
		Homeownership:	Yes
Screen name:	interest-poblano1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Health Insurance Deductable
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474703
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$3,877	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	Crawford_Kids_Kiosk	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Mall Kiosk for Kids Items
CRAWFORD KIDS

BUSINESS PLAN
MARKETING PLAN

09/07/2010

I am a very experienced and well rounded businessman that can absolutely make a success of this retail kiosk business. I have the determination and drive to make this business thrive and succeed and the ability to repay the loan including interest.

Business Description

Crawford Kids, a new mall kiosk retailing business, will be the single largest retailer in Vermont of Boon Inc. Innovative Modern Baby Products and Toddler gear on the market today. Boon Inc. products include innovative unique, hip and appealing solutions for modern parents; for baby, infant, toddler and young kids for Bathing, Feeding and Storage Solutions. Crawford Kids will be operated as a retail Kiosk at the University Mall in South Burlington, Vermont, Vermont?s Largest Enclosed Shopping Destination.

http://www.booninc.com/
http://www.umallvt.com/

Crawford Kids will operate as a C-Corporation.

Year 1 Year 2 Year 3 Year 4 Year 5
Revenue $258,211 $274,239 $287,951 $302,348 $317,466
Cost of Goods Sold $139,604 $137,644 $144,527 $151,753 $158,553
Net Profit $32,242 $65.554 $105,696 $153,009 $208,639

Mission Statement

Crawford Kids mission is to provide shoppers from Vermont and surrounding areas with the most unique, attractive, appealing, safe and fun feeding, bathing and storage products available today for infants, toddlers and kids. Our values are focused on family and children and providing families with needed products with a fun, unique twist, so that time between baby, toddler, kids, mom?s and dad?s is maximized, pleasurable and fun.

Vision Statement

Once Crawford Kids is established other unique and environmentally friendly baby and kid friendly products will be considered for inclusion at the kiosk. We will always be on the look out to include new products, yet we will remain focused on Boon Inc. products initially to ensure successful project implementation.

Opening other Crawford Kids Kiosks will be considered and reviewed once Crawford Kids is established.

Products and Services

Crawford Kids is a mall retail kiosk that will be aesthetically and physically very attractively and neatly organized and merchandised. A unique appearance and feel for the CRAWFORD KIDS Kiosk will be achieved by hanging 2 double sided CRAWFORD KIDS ?old style?, i.e. ?ye old store? styled signs off of the kiosk on diagonally opposite sides, ensuring visibility to all customer traffic. One can get a general feeling for this by referring to the interim logo on the cover page of this application. No other University Mall Kiosk offers the quaint feel that will be achieved by this simply implemented signage measure.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474715
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$179.48

Auction yield range:	13.79% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2005	Debt/Income ratio:	16%
Credit score:	660-679 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	1y 5m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,721	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	ultimate-income3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit consolidation
Purpose of loan:
This loan will be used to? pay off my debt so I can start saving for the future

My financial situation:
I am a good candidate for this loan because? I have never been late on a payment and am always on time

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $? 650????
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 200-300
??Clothing, household expenses $ 200
??Credit cards and other loans: $? 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$160.63

Auction yield range:	10.79% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1978	Debt/Income ratio:	30%
Credit score:	680-699 (Aug-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	23 / 21	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	68	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,997	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	IoweIowe	Borrower's state:	Georgia	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 4	On-time:	58 ( 100% )	680-699 (Latest)
Principal borrowed:	$17,050.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2009) 700-719 (Sep-2008) 700-719 (Oct-2007) 640-659 (Jun-2007)
Principal balance:	$1,403.62	31+ days late:	0 ( 0% )
Total payments billed:	58
Description
pay off personal family loan
Purpose of loan:
This loan will be used to?pay off a family member for my portion of funeral expenses for a family member?

My financial situation:
I am a good candidate for this loan because this will be my fourth loan from Propser and my past loans were all paid and on time?

Monthly net income: $ 5,000.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 1	Length of status:	9y 8m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	30	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	SNUFF1984	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUSINESS LOAN TO GROW BUSINESS
Purpose of loan:
This loan will be used to polish our website at www.truetiques.com and to create a marketing campaign

My financial situation:
I am a good candidate for this loan because I am dedicated to the growth of my business. I have been able to sustain this business and grow it from part time to full time over the last 9 years even with these economic hard times due to my reputation in the antique/collectible business. Although economically times are tough people still want fun things to remind them of better times. I pride myself on making each of my customers feel really good about purchases they make from us, and being able to produce and deliver on the product that they buy.

Monthly net income: $ 6,000.00

Monthly expenses: $
??Housing: $ 1,630
? Insurance: $?279
??Car expenses: $
??Utilities: $ 160
??Phone, cable, internet: $ 175
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2001	Debt/Income ratio:	10%
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	snuoq	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Used Car
Purpose of loan:
This loan will be used to purchase a used car (ex. 1997 Honda Accord) for my brother to drive. Currently he has unreliable transportation. In my city you cannot trust mass transit. Just recently the bus my brother was riding broke down three times. The district manager had to pick him up and give him a ride. All of the better jobs are on the other side of town, so if he did have reliable transportation he would be able to increase his own income and help me with more of my bills. When I talk to my local banker concerning a car loan, they want me to pick out at least a 2003 model. The price tag that comes with that year is more than I want to spend.

Monthly net income: $ 2500

Monthly expenses: $ 1016
??Housing: $ 560 I do own a home however my mortgage company only reports to Equifax.
??Insurance: $ 56
??Car expenses: $ 100 Gas
??Utilities: $ 250 (Brother pays)
??Phone, cable, internet: $ 120 (Brother pays)
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0 I paid off my credit card.
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.50%	Starting monthly payment:	$238.56

Auction yield range:	16.79% - 24.00%	Estimated loss impact:	25.38%
Lender servicing fee:	1.00%	Estimated return:	-1.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1992	Debt/Income ratio:	39%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	52	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,896	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	No
Screen name:	camaraderi-chorus	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking an established business over
Purpose of loan:
This loan will be used to take over an established business.? Just need start up capital, no doubt I will repay this loan off early

My financial situation:
I am a good candidate for this loan because I have rebuilt my life from a medical disaster.? Good family man, hard worker, and will repay this loan

Monthly net income: $8,000

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.79% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1979	Debt/Income ratio:	37%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	23y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,624	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	the-satisfying-return6	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to consolidate current debt.?

My financial situation:
I am a good candidate for this loan because of meeting past obligations -- recent emergency home repairs added to current financial situation.

Monthly net income: $ 3038 (FT) and $600 (PT)

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $?200
??Utilities: $?155
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 880
??Other expenses: $

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 474761
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$328.75

Auction yield range:	10.79% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1994	Debt/Income ratio:	11%
Credit score:	660-679 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	4 / 4	Length of status:	4y 8m
Amount delinquent:	$16,451	Total credit lines:	20	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,540	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	diversification-vault	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Bills/Car Repairs
Purpose of loan:
This loan will be used to pay off some bills, make car repairs and home repairs.

My financial situation:
I am a good candidate for this loan because despite previous payment delinquencies?owing?to matters stemming from?the end of a?10 year personal?relationship,? I have made a concerted effort over the past few years to make sure my bills have been?paid on time and have slowly raised my credit score.? I take my payement obligations very seriously.? Granting this loan will help me further demonstrate my ability to pay back funds in a timely fashion and assist me with with paying off some outstanding bills, making needed car repairs and home repairs.?

Monthly net income: $4500.00

Monthly expenses: $
??Housing: $1200
??Insurance: $65.00
??Car expenses: $ 383.00
??Utilities: $ 120.00
??Phone, cable, internet: $45.00
??Food, entertainment: $400.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.